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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                  REGISTRATION STATEMENT (NO. 2-31333) UNDER
                          THE SECURITIES ACT OF 1933

                    PRE-EFFECTIVE AMENDMENT NO.   [_]

                   POST-EFFECTIVE AMENDMENT NO. 46 [X]
                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                           AMENDMENT NO. 46 [X]

                     VANGUARD/WELLESLEY INCOME FUND, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                P.O. BOX 2600,
                            VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                 REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                        R. GREGORY BARTON, ESQUIRE
                                 P.O. BOX 876
                            VALLEY FORGE, PA 19482

  It is proposed that this filing become effective: on April 24, 1998, pursuant to paragraph (b) of Rule 485.

  Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

  We have elected to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940. We filed our Rule 24f-2 Notice for the year ended December 31, 1997 on March 30, 1998.

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

                      VANGUARD/WELLESLEY INCOME FUND, INC.

                             CROSS REFERENCE SHEET

  FORM N-1A
 ITEM NUMBER                                        LOCATION IN PROSPECTUS
  Item 1.    Cover Page............................ Cover Page
  Item 2.    Synopsis.............................. Fund Expenses
  Item 3.    Condensed Financial Information....... Financial Highlights; Fund
                                                    Expenses
  Item 4.    General Description of Registrant..... The Fund's Objective; Who
                                                    Should Invest; Investment
                                                    Strategies; Investment
                                                    Limitations; Investment
                                                    Policies; Investment
                                                    Performance; General
                                                    Information
  Item 5.    Management of the Fund................ The Fund and Vanguard;
                                                    Investment Adviser
  Item 5A.   Management's Discussion of Fund
             Performance........................... Herein incorporated by reference to Registrant's
                                                    Annual Report to
                                                    Shareholders dated December
                                                    31, 1997 filed with the
                                                    Securities and Exchange
                                                    Commission's EDGAR System
                                                    on February 27, 1998
  Item 6.    Capital Stock and Other Securities.... Buying Shares; Redeeming
                                                    Shares; The Fund's Share
                                                    Price; Dividends, Capital
                                                    Gains, and Taxes;
                                                    Distribution Options;
                                                    General Information
  Item 7.    Purchase of Securities Being Offered.. Investing with Vanguard;
                                                    Buying Shares
  Item 8.    Redemption or Repurchase.............. Redeeming Shares
  Item 9.    Pending Legal Proceedings............. Not Applicable
  FORM N-1A                                         LOCATION IN STATEMENT
 ITEM NUMBER                                        OF ADDITIONAL INFORMATION
  Item 10.   Cover Page............................ Cover Page
  Item 11.   Table of Contents..................... Cover Page
  Item 12.   General Information and History....... Investment Objective and
                                                    Policies
  Item 13.   Investment Objective and Policies..... Investment Objective and
                                                    Policies; Investment
                                                    Limitations
  Item 14.   Management of the Registrant.......... The Vanguard Group
  Item 15.   Control Persons and Principal Holders
             of Securities......................... Not Applicable
  Item 16.   Investment Advisory and Other
             Services.............................. Management of The Vanguard
                                                    Group; Investment Advisory
                                                    Services
  Item 17.   Brokerage Allocation.................. Portfolio Transactions
  Item 18.   Capital Stock and Other Securities.... General Information;
                                                    Financial Statements
  Item 19.   Purchase, Redemption and Pricing of
             Securities Being Offered.............. Purchase of Shares;
                                                    Redemption of Shares
  Item 20.   Tax Status............................ Not Applicable
  Item 21.   Underwriters.......................... Not Applicable
  Item 22.   Calculations of Performance Data...... Yield and Total Return
  Item 23.   Financial Statements.................. Financial Statements

Vanguard/
Wellesley Income
Fund

Prospectus
April 24, 1998


This prospectus contains financial data for the Fund through the fiscal year ended December 31, 1997.

                            [GRAPHIC APPEARS HERE]

                                                                A member of
                                                    [LOGO OF THE VANGUARD GROUP
                                                     APPEARS HERE]

Vanguard/Wellesley Income Fund                            An Income Mutual Fund

Contents

Fund Profile                         1
Fund Expenses                        2
Financial Highlights                 3
A Word About Risk                    4
The Fund's Objectives                4
Who Should Invest                    4
Investment Strategy                  5
Investment Policies                  9
Investment Limitations              10
Investment Performance              10
Share Price                         11
Dividends, Capital Gains, and Taxes 12
The Fund and Vanguard               12
Investment Adviser                  13
General Information                 14
Investing with Vanguard             15
Services and Account Features       15
Types of Accounts                   16
Distribution Options                17
Buying Shares                       18
Redeeming Shares                    19
Transferring Registration           22
Fund and Account Updates            22
Prospectus Postscript               24
Glossary             Inside Back Cover

Investment Objectives and Policies

Vanguard/Wellesley Income Fund, Inc. (the "Fund") is an open-end diversified investment company, or mutual fund.
  The Fund seeks to provide a high and sustainable level of income along with moderate long-term capital growth by investing approximately 60% to 65% of its assets in high-quality, longer-term corporate, U.S. Treasury, government agency, and mortgage-backed bonds. The remaining 35% to 40% of Fund assets are invested in stocks of companies that have a history of above-average dividends or expectations of increasing dividends.
  It is important to note that the Fund's shares are not guaranteed or insured by the FDIC or any other agency of the U.S. government. As with any investment in bonds (which are sensitive to changes in interest rates) and stocks (which are subject to wide fluctuations in market value), you could lose money by investing in the Fund.

Fees and Expenses

The Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

Additional Information About the Fund

A Statement of Additional Information (dated April 24, 1998) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard, calling our Investor Information Department at 1-800-662-7447, or visiting the Securities and Exchange Commission's website (www.sec.gov).

Why Reading This Prospectus Is Important

This prospectus explains the objectives, risks, and strategy of Vanguard/Wellesley Income Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                  VanGuard/Wellesley Income Fund


Fund Profile

Who Should Invest (page 4)

 . Investors seeking a balanced mutual fund as
  part of a diversified investment program.
 . Investors seeking current income along with
  moderate capital growth.
 . Investors willing to invest for the long term--at least five years.

Who Should Not Invest

 . Investors seeking a fund that invests exclusively either in stocks or in bonds.
 . Investors unwilling to accept significant fluctuations in share price.

Risks of the Fund (pages 4-10)

The Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is subject to--among other risks--interest rate risk (the chance that bond prices will decline because of rising interest rates) and stock market risk (the chance that stock prices in general will decline, sometimes suddenly and sharply).

Dividends and Capital Gains (page 12).

Dividends are paid in March, June, September, and December. Capital gains, if any, are paid in December.

Investment Adviser (page 13)

Wellington Management Company, LLP, Boston, Mass.

Inception Date: July 1, 1970

Net Assets as of 12/31/1997: $7.6 billion

Fund's Expense Ratio for the
Year Ended 12/31/1997: 0.31%

Loads, 12b-1 Marketing Fees: None

Suitable for IRAs: Yes

Minimum Initial Investment: $3,000; $1,000 for IRAs and custodial accounts for minors

Newspaper Abbreviation: Wellsl

Vanguard Fund Number: 027

CUSIP Number: 921938106

Quotron Symbol: VWINX.Q

Account Features (page 15)
 . Telephone Redemption
 . Vanguard Direct Deposit Service(TM)
 . Vanguard Automatic Exchange Service(sm)
 . Vanguard Fund Express(R)
 . Vanguard Dividend Express(sm)

Average Annual Total Returns--
Years Ended December 31, 1997
                                   1 Year   5 Years     10 Years
                                   -----------------------------
Wellesley Income Fund              20.2%     13.2%       13.3%
Composite Index*                   19.4      12.8        13.0


* The Composite Index is made up of 65% bonds and 35% stocks. See page 11 for details.


Quarterly Returns (%) 1988-1997 (intended to show volatility of returns)
--------------------------------------------------------------------------------
                           [BAR GRAPH APPEARS HERE]

Date                 Wellesley Income Fund          Composite Index*
----                 ---------------------          ----------------
1987                                   3.8                       6.6
                                      -2.5                        -1
                                      -1.5                        -2
                                      -1.7                      -0.9
1988                                   5.5                       5.7
                                       3.4                       3.1
                                       2.9                       2.2
                                       1.2                       2.2
1989                                   3.4                       3.3
                                       8.8                       9.9
                                       3.5                       3.4
                                       3.9                       3.1
1990                                    -2                      -2.8
                                       2.7                       3.4
                                      -3.7                      -4.5
                                         7                       6.7
1991                                   5.3                       6.2
                                         1                       0.6
                                       6.9                       6.6
                                       6.9                       5.8
1992                                  -3.4                      -1.9
                                       5.3                       4.7
                                       5.6                       4.4
                                       1.2                       1.9
1993                                   6.8                       6.7
                                       3.1                       3.3
                                       5.1                       4.9
                                      -0.9                      -0.9
1994                                  -4.5                      -4.6
                                      -0.4                      -1.3
                                       0.8                       0.7
                                      -0.5                       0.7
1995                                   7.2                       7.6
                                       8.5                       8.7
                                       4.2                       4.7
                                       6.4                       6.7
1996                                  -1.2                      -1.8
                                         1                       1.1
                                       2.9                       1.6
                                       6.6                       5.8
1997                                 -0.61                     -1.05
                                      7.17                      7.99
                                      7.39                      6.13
                                      5.07                       5.3
--------------------------------------------------------------------------------

*The Composite Index is made up of 65% bonds and 35% stocks. See page 11 for details.

In evaluating past performance, remember that it is not indicative of future performance. Performance figures include the reinvestment of any dividend and capital gains distributions. The returns shown are net of expenses for the Fund, but they do not reflect income taxes an investor would have incurred. The Composite Index is a theoretical portfolio, incurring none of the advisory fees, operating expenses, and portfolio transaction costs that are borne by an operating mutual fund. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                            The Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard/Wellesley Income Fund's expense ratio in fiscal year 1997 was 0.31%, or $3.10 per $1,000 of average net assets. The average balanced mutual fund had expenses in 1997 of 1.34%, or $13.40 per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.

Fund Expenses

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

  As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:

Shareholder Transaction Expenses

Sales Load Imposed on Purchases:                        None
Sales Load Imposed on Reinvested Dividends:             None
Redemption Fees:                                        None
Exchange Fees:                                          None

  The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended December 31, 1997.

Annual Fund Operating Expenses

Management and Administrative Expenses:                 0.22%
Investment Advisory Expenses:                           0.06%
12b-1 Marketing Fees:                                   None
Other Expenses
Marketing and Distribution Costs:                 0.02%
Miscellaneous Expenses (e.g., Taxes, Auditing):   0.01%
                                                  -----
Total Other Expenses:                                   0.03%
                                                        -----
Total Operating Expenses (Expense Ratio):               0.31%
                                                        =====

  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds, by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Fund provides a return of 5% a year and (2) you redeem your investment at the end of each period.

                      -------------------------------------
                      1 Year   3 Years   5 Years   10 Years
                      -------------------------------------
                        $3       $10       $17       $39
                      -------------------------------------

This example should not be considered a representation of actual expenses or performance from the past or for the future, which may be higher or lower than those shown.

Financial Highlights

The following financial highlights table shows the results for a share outstanding of the Fund for each of the fiscal years in the decade ended December 31, 1997. The financial statements that include these financial highlights, insofar as they relate to each of the five years in the period ended December 31, 1997, were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                        -------------------------------------------------------------------------------------------
                                          1997      1996     1995     1994     1993     1992       1991     1990     1989     1988
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year      $20.51    $20.44    $17.05   $19.24   $18.16   $18.08    $16.02   $16.82   $15.26   $14.57
                                        -------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                   1.190      1.17      1.13     1.11     1.14     1.21      1.27     1.30     1.32     1.23
 Net Realized and Unrealized
  Gain (Loss) on Investments             2.805       .66      3.68    (1.95)    1.48      .29      2.06     (.72)    1.79      .69
                                        -------------------------------------------------------------------------------------------
  Total from Investment Operations       3.995      1.83      4.81     (.84)    2.62     1.50      3.33      .58     3.11     1.92
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income   (1.200)    (1.16)    (1.14)   (1.11)   (1.14)   (1.21)    (1.27)   (1.30)   (1.31)   (1.23)
 Distributions from Realized
  Capital Gains                         (1.445)     (.60)     (.28)    (.24)    (.40)    (.21)       --     (.08)    (.24)      --
                                        -------------------------------------------------------------------------------------------
  Total Distributions                   (2.645)    (1.76)    (1.42)   (1.35)   (1.54)   (1.42)    (1.27)   (1.38)   (1.55)   (1.23)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year            $21.86    $20.51    $20.44   $17.05   $19.24   $18.16    $18.08   $16.02   $16.82   $15.26
 ...................................................................................................................................
 ...................................................................................................................................
Total Return                             20.19%     9.42%    28.91%  -4.44%    14.65%    8.67%    21.57%    3.76%   20.93%   13.61%
 ...................................................................................................................................
 ...................................................................................................................................
Ratios/Supplemental Data
Net Assets, End of Year (Millions)      $7,646    $7,013    $7,181   $5,681   $6,011   $3,178    $1,934   $1,022     $788     $567
Ratio of Total Expenses to
 Average Net Assets                       0.31%     0.31%     0.35%    0.34%    0.33%    0.35%     0.40%    0.45%    0.45%    0.51%
Ratio of Net Investment Income to
 Average Net Assets                       5.47%     5.74%     5.96%    6.16%    5.79%    6.50%     7.08%    7.77%    7.68%    8.14%
Portfolio Turnover Rate
 Bonds                                      31%       29%       33%      31%      18%      24%       34%      13%      11%      19%
 Stocks                                     28%       18%       26%      32%      26%      16%       19%      12%      10%      19%
Average Commission Rate Paid            $.0598    $.0585       N/A      N/A      N/A      N/A       N/A      N/A      N/A      N/A
-----------------------------------------------------------------------------------------------------------------------------------

  From time to time, the Vanguard funds may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                  How to Read the Financial Highlights Table

The Fund began fiscal 1997 with a net asset value (price) of $20.51 per share. During the year, the Fund earned $1.190 per share from investment income (interest and dividends) and $2.805 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $3.995 per share, $2.645 per share was returned to shareholders in the form of distributions ($1.200 in dividends, $1.445 in capital gains). The earnings ($3.995 per share) less distributions ($2.645 per share) resulted in a share price of $21.86 at the end of the year, an increase of $1.35 per share (from $20.51 at the beginning of the year to $21.86 at the end of the year). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, total return from the Fund was 20.19% for the year.

   As of December 31, 1997, the Fund had $7.646 billion in net assets; an expense ratio of 0.31% ($3.10 per $1,000 of net assets); and net investment income amounting to 5.47% of average net assets. It sold and replaced bonds valued at 31% of its bond holdings and stocks valued at 28% of its stock holdings.

================================================================================
A Word About Risk

This prospectus describes the risks you would face as an investor in Vanguard/Wellesley Income Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. However, as you consider an investment in Vanguard/Wellesley Income Fund, you should also take into account your personal tolerance for the daily fluctuations of both the bond and stock markets, as well as your need for current income.
   Look for this "warning flag" symbol [PICTURE OF FLAG APPEARS HERE] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, would confront.
================================================================================

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                Balanced Funds

Balanced funds are "middle-of-the-road" investments that seek to provide some combination of income, growth, and conservation of principal by investing in a mix of stocks, bonds, and/or money market instruments. Because stocks and bonds tend to move in different directions, balanced funds are able to use the rewards from one type of investment to help offset the risks from another.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                           Costs and Market-Timing

Some investors try to profit from "market-timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

The Fund's Objectives

The Fund seeks to provide a high and sustainable level of income along with moderate capital growth. These objectives are not fundamental, which means that they can be changed by the Fund's Board of Directors without shareholder approval. However, before making any important change in its objectives, the Fund will give shareholders 30 days' notice, in writing.

[PICTURE OF FLAG APPEARS HERE] Because of the several types of risks described on the following pages, your investment in the Fund, as with any investment in bonds and stocks, could lose money.

Who Should Invest

The Fund may be a suitable investment for you if:

 . Your primary investment goal is income.
 . You wish to add a balanced income fund to your existing holdings, which could include other stock and bond--as well as money market and tax-exempt-- investments.
 . You want a simple way to invest in a relatively fixed percentage of bonds and stocks.
 . You are looking for moderate growth of capital over the long term--at least five years.

  This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

 . The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.
 . There is a limit on the number of times you can exchange into or out of the
  Fund (see "Redeeming Shares" in the Investing with Vanguard section).
 . The Fund reserves the right to stop offering shares at any time.

Investment Strategy

This section explains how the investment adviser pursues the Fund's objectives of income and moderate capital growth. It also explains important risks--interest rate risk, stock market risk, manager risk, credit risk, call risk, and prepayment risk--faced by investors in the Fund. Like the Fund's objectives, the adviser's investment strategy is not fundamental and can be changed by the Fund's Board of Directors without shareholder approval. However, before making any important change in its strategy, the Fund will give shareholders 30 days' notice, in writing.

Market Exposure

Bonds
The Fund invests approximately two-thirds of its assets in bonds.

[PICTURE OF FLAG APPEARS HERE] The Fund is subject to interest rate risk, which is the possibility that bond prices overall will decline over short or even extended periods due to rising interest rates. Interest rate risk should be modest for shorter-term bonds and high for longer-term bonds.

  In the past, bond investors have seen the value of their investment rise and fall--sometimes significantly--with changes in interest rates. Between December 1976 and September 1981, for instance, rising interest rates caused the price of long-term bonds to fall by almost 48%.

  Because of the Fund's emphasis on bonds, changes in interest rates will have a significant impact on the Fund's assets. To illustrate how much of an impact, the following table shows the effect of a 2% change (both up and down) in interest rates on three bonds with a face value of $1,000; each has a different maturity.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                           Bonds and Interest Rates

When interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                               Bond Maturities

A bond is issued with a specific maturity date--the date when the bond's issuer must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short term) to 30 years (long term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.

--------------------------------------------------------------------------------
                   How Interest Rate Changes Affect Bonds*
--------------------------------------------------------------------------------
                                         Value of a $1,000 Bond
                               -------------------------------------------------
Maturity                       After a 2% Increase   After a 2% Decrease
--------------------------------------------------------------------------------
Short-Term (2.5 years)                $956                  $1,046
Intermediate-Term (10 years)           870                   1,156
Long-Term (20 years)                   816                   1,251
--------------------------------------------------------------------------------
*Assumes a 7% yield.

  These figures are for illustration only and should not be regarded as an indication of future returns from the bond market as a whole or the Fund in particular.

Stocks

Roughly one-third of Vanguard/Wellesley Income Fund's assets are invested in common stocks.

[FLAG APPEARS HERE]            The Fund is subject to stock market risk, which
                               is the possibility that stock prices overall will decline over short or even extended periods.
                               Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

  To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various time periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                     U.S. Stock Market Returns (1926-1997)
--------------------------------------------------------------------------------
               1 Year       5 Years          10 Years      20 Years
--------------------------------------------------------------------------------
Best            53.9%        23.9%            20.1%         16.9%
Worst          -43.3        -12.5             -0.9           3.1
Average         13.0         10.5             10.9          10.9
--------------------------------------------------------------------------------


  The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. For example, while the average return on stocks for all of the 5-year periods was 10.5%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1950 through 1954). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or the Fund in particular.

  The stocks held by Vanguard/Wellesley Income Fund are chosen primarily for their income potential. As a result, the Fund does not hold the same securities held in the S&P 500 Index or any other market index, and the performance of the Fund--or the Fund's stock holdings--generally will not mirror the returns of any particular index.

  Because bond prices and stock prices can move in different directions, the Fund's stock holdings help to dampen--but not eliminate--some of the bond-price fluctuations caused by changes in interest rates. Likewise, stock market volatility may not be as dramatic for the Fund as it would be for a fund made up entirely of stocks.

Security Selection

Wellington Management Company, LLP (WMC), adviser to the Fund, invests approximately 60% to 65% of the Fund's assets in high-quality bonds and approximately 35% to 40% of the Fund's assets in dividend-paying common stocks. While the mix of bonds and stocks will vary from time to time depending on the adviser's view of economic and market conditions, bonds can be expected to represent at least 60% of the Fund's holdings.

  The Fund is run by WMC according to traditional methods of active investment management. Securities are bought and sold according to WMC's judgments about bond issuers and the general level of interest rates, and about companies and their financial prospects. To achieve the Fund's objectives of income and moderate capital growth, the adviser follows specific strategies when selecting bonds and stocks.

[PICTURE OF     The Fund is subject to manager risk, which is the possibility
 FLAG APPEARS   that WMC may do a poor job of selecting bonds and stocks.
 HERE]

Bonds

WMC selects high-quality bonds that, it believes, will generate a high and sustainable amount of current income. These include intermediate- and long-term corporate, U.S. Treasury, government agency, mortgage-backed, and asset-backed bonds. The average maturity of these bonds as of December 31, 1997, was 18.5 years.

  A breakdown of the Fund's bond holdings (which amounted to 62% of the Fund's total net assets) as of December 31, 1997, follows.

                      --------------------------------------
                                        Percentage of Fund's
                      Type of Bond         Bond Component
                      --------------------------------------
                      Utilities                 21%
                      Industrial                32
                      Bank/Finance              21
                      Treasury/Agency           19
                      Foreign Issuers            7
                      --------------------------------------

  Keep in mind that, because the bond makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

[PICTURE OF     The Fund is subject to credit risk, which is the possibility
 FLAG APPEARS   that a bond issuer will fail to repay interest and principal in
 HERE]          a timely manner.

  The bonds WMC purchases for the Fund are investment-grade quality--that is, the bonds are rated at least Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation. The

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                Types of Bonds

Bonds are issued (sold) by many sources: corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; mortgage holders issue "mortgage-backed" bonds such as Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as periodic interest payments.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                Credit Quality

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (such as Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) that the bond issuer will default, or fail to meet its payment obligations. Most bond-rating agencies use a descending alphabet scale to rate bonds (for example, Aaa is the highest rating, C among the poorest quality ratings). All things being equal, the lower a bond's credit rating, the higher the yield the bond must pay (as compensation for the risks an investor must take).

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                Callable Bonds

Although bonds are issued with clearly defined maturities, a corporate issuer may be able to redeem, or call, a bond earlier than its maturity date. The bond holder must now replace the called bond with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, when it is less likely to be called. Another way is to buy bonds with call protections--that is, assurances that a bond will not be called for a specific time period, such as ten years.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                             Stocks and Dividends

Many large and established companies share their profits, in the form of dividends, with their shareholders. Other companies--particularly those that are new or small--reinvest any profits back into the business to help the company grow (and, hopefully, increase its stock's share price). In general, stocks that offer above-average dividends appeal to investors who want some dividend income and the potential for capital growth but are less tolerant of share-price fluctuations, while growth stocks are appropriate for investors who will accept more share-price volatility in hope of a greater increase in share price.


average quality of the bonds held by the Fund as of December 31, 1997, was Aa3 by Moody's.

  The U.S. government guarantees the timely payment of interest and principal for its Treasury bonds, but does not guarantee the bonds' prices. In other words, while the Treasury bonds enjoy the highest credit ratings, their prices--like the prices of the other bonds held by the Fund--will fluctuate with changes in interest rates.

  Falling interest rates will affect two other types of bonds held by the Fund--although for different reasons.

[PICTURE OF     The Fund is subject to call risk, which is the possibility that
 FLAG APPEARS   during periods of falling interest rates, a corporate bond
 HERE]          issuer will "call"--or repay--its high-yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.

  To protect the Fund's corporate bond holdings against call risk, WMC purchases bonds that have reasonable protection from being called.

  Bond issuers take advantage of falling interest rates by calling corporate bonds. With mortgage-backed securities, it is the mortgage holder--such as the American homeowner--who benefits from lower rates.

[PICTURE OF     The Fund is subject to prepayment risk, which is the possibility
 FLAG APPEARS   that falling interest rates will prompt homeowners to repay
 HERE]          their mortgages earlier than expected or to refinance at lower rates. As with call risk, the Fund is forced to replace the paid-up bonds with lower-yielding issues--experiencing a decline in income and share price.

Stocks

The Fund's stocks are chosen primarily for their dividend-producing capabilities, along with their potential for moderate long-term capital growth. WMC looks for stocks of companies that either offer significant dividends now or expect to increase their dividends in the future.

  The Fund's top ten stock holdings (which amounted to 14% of the Fund's net assets) as of December 31, 1997, follow.

   1. Bell Atlantic Corp.
   2. First Union Corp.
   3. J.C. Penney Co., Inc.
   4. KeyCorp
   5. Ford Motor Co.
   6. Amoco Corp.
   7. GTE Corp.
   8. National City Corp.
   9. Royal Dutch Petroleum Co. ADR
  10. USX-Marathon Group

  Keep in mind that, because the stock makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

Portfolio Turnover

Although the Fund generally seeks to invest for the long term, it retains the right to sell stocks and bonds regardless of how long they have been held. The Fund's average turnover rate for the past ten years has been about 26%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)


Investment Policies

Besides investing in bonds and stocks, the Fund may follow a number of investment policies to achieve its objectives.

  Up to 20% of the Fund's stock holdings may be invested in foreign common stocks as well as securities that are convertible into foreign stocks. The Fund may also invest in fixed-income securities issued by foreign governments and by companies domiciled outside the United States; however, these securities must be valued in U.S. dollars and meet the Fund's credit quality standards.

  Because of its investments in foreign securities, the Fund is subject to foreign market risk. Investments in foreign stock markets can be as volatile, if not more volatile, than investments in U.S. stock markets. Over the years, the prices of foreign stocks and the prices of U.S. stocks have often moved in opposite directions. However, a portfolio that invests in both U.S. and foreign stocks may benefit from diversification and have less volatility than a portfolio made up strictly of foreign stocks.

  In addition, the Fund is subject to country and currency risk. Country risk is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Currency risk is the possibility that a "stronger" U.S. dollar will reduce returns for Americans investing overseas. Generally, when the dollar rises in value against a foreign currency, your investment in that country loses value because its currency is worth fewer U.S. dollars. On the other hand, a "weaker" U.S. dollar generally leads to higher returns for Americans holding foreign investments.

  The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.

  The Fund may also invest in derivatives.

[PICTURE OF     The Fund reserves the right to invest, to a limited extent, in
 FLAG APPEARS   bond and stock futures and options contracts, which are
 HERE]          traditional types of derivatives. The Fund may also invest modestly in less risky classes of collateralized mortgage obligations (CMOs).

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                              Portfolio Turnover

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for actively managed balanced funds is 92%.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                     The Risks of International Investing

Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from a foreign investment. For more information, see the Fund's Statement of Additional Information.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                 Derivatives

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives--some of which can carry considerable risks.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                Cash Reserves

With mutual funds, holding cash reserves--or "cash"--does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash, such as those described in the Glossary of this prospectus. (Most mutual funds hold at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some funds strive to keep cash levels at a minimum and to always remain fully invested in stocks and/or bonds, other funds allow investment advisers to hold up to 20% of a fund's assets in cash reserves.

  Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. If it holds futures and options, the Fund will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the contract. Only a limited percentage of the Fund's assets--5%--may be applied toward the deposits required on futures contracts, and the value of all futures contracts in which the Fund acquires an interest cannot exceed 20% of the Fund's total assets.


  The Fund will invest in futures and options to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds and stocks.

  The Fund will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit.

Investment Limitations

The Fund has adopted limitations on some of its investment policies. Some of these limitations are that the Fund will not:

 . Invest more than 25% of its total assets in any one industry.
 . Borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of its net assets. Whenever the Fund's outstanding borrowing is more than 5% of its assets, it will stop making investments.
  With respect to 75% of its assets, the Fund will not:
 . Invest more than 5% of its assets in the securities of any single issuer except the U.S. government.
 . Buy more than 10% of the outstanding voting securities of any issuer.

  A complete list of the Fund's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Fund's shareholders.


Investment Performance

Although Vanguard/Wellesley Income Fund invests primarily in bonds, it holds a sizable percentage of common stocks, so the Fund's performance is closely tied to both the bond and stock markets.

Changes in interest rates are the strongest influence on bond market performance. Stock market performance, on the other hand, has historically been characterized by sharp up-and-down swings in the short term, but by more stable growth over the long term.


--------------------------------------------------------------------------------
                         Average Annual Total Returns
                       For Years Ended December 31, 1997
--------------------------------------------------------------------------------
               Wellesley Income Fund          Composite Index*

1 Year                20.2%                        19.4%
3 Years               19.2%                        18.6%
5 Years               13.2%                        12.8%
10 Years              13.3%                        13.0%

--------------------------------------------------------------------------------
*The Composite Index is made up of 65% bonds and 35% stocks.


  The results shown represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on an unmanaged Composite Index of 65% bonds and 35% stocks. The Lehman Long-Term Corporate AA or Better Bond Index (an index of high-quality intermediate- and long-term corporate bonds) represents the bond portion of the composite index. The S&P/BARRA Value Index (an index of dividend-oriented large-company stocks) makes up 75% of the composite index's stock portion; the S&P Utilities Index (a measure of large gas and electric utility companies) makes up 12.5%; and the S&P Telephone Index (a measure of large telephone utility companies) makes up the remaining 12.5%. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.

Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the "Exchange"), generally 4 p.m. Eastern time. Net asset value per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the number of Fund shares outstanding:

                      Total Assets   -   Liabilities
  Net Asset Value=  --------------------------------------
                         Number of Shares Outstanding

  The daily net asset value is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                               Past Performance

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                Distributions

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from interest the fund earns from its money market and bond investments as well as dividends it receives from its stock investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                             "Buying a Dividend"

Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x
$19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is Wellsl.

Dividends, Capital Gains, and Taxes

Each March, June, September, and December, the Fund distributes to shareholders virtually all of its income from interest and dividends. Any capital gains realized from the sale of securities are distributed in December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at other times during the year. You can choose to receive your distributions of income and/or capital gains in cash, or you can have them automatically invested in more shares of the Fund. In either case, these distributions are taxable to you. It is important to note that distributions that are declared in December--if paid to you by the end of January--are taxed as if they had been paid to you in December. Vanguard will send you a statement each year showing the tax status of all your distributions.


 .   The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund. Long-term capital gains may be taxed at different rates depending on how long the Fund held the securities. Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of the ordinary investment activities of the Fund. Consequently, distributions may vary considerably from year to year.

 .   If you sell or exchange shares of the Fund, any gain or loss you have is a taxable event, which means you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

 .   Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

    The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your tax adviser about the tax consequences of an investment in the Fund.

The Fund and Vanguard

Vanguard/Wellesley Income Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $360 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

     A list of the Fund's Directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

Investment Adviser

The Fund employs Wellington Management Company, LLP (WMC), 75 State Street, Boston, MA 02109, as its investment adviser. WMC manages the Fund subject to the control of the Directors and officers of the Fund.

     Each quarter, WMC is paid an advisory fee based on the Fund's average month-end net assets during that quarter:


                ------------------------------------------------
                Average Assets Managed                      Fee
                ------------------------------------------------
                First $1 billion                           0.10%
                Next $2 billion                            0.05
                Next $7 billion                            0.04
                Assets over $10 billion                    0.03
                ------------------------------------------------

     The advisory fee can be increased or decreased based on the difference between the Fund's total return performance and that of its unmanaged Composite Index, 65% of which is made up of the Lehman Long-Term Corporate AA or Better Bond Index and 35% of which comprises a blended stock composite (75% S&P/ BARRA Value Index, 12.5% S&P Utilities Index, and 12.5% S&P Telephone Index). Under the fee schedule, the basic fee may be increased or decreased by as much as 20%. The incentive/penalty fee will not be in full operation until the quarter ending March 31, 1999. Until that date, the incentive/penalty fee will be calculated using certain transition rules that are explained in the Statement of Additional Information.

     For the fiscal year ended December 31, 1997, the investment advisory fee paid to WMC represented an effective annual basic rate of 0.05% of the Fund's average net assets before an increase of 0.01% based on performance.

     The agreement authorizes WMC to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and directs WMC to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, WMC may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then WMC is authorized to choose a

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                     Vanguard's Unique Corporate Structure

The Vanguard Group, Inc., is the only mutual mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                              The Fund's Adviser

Wellington Management Company, LLP, an investment advisory firm founded in 1928, currently manages more than $175 billion in stock and bond portfolios, including 14 Vanguard funds. The managers responsible for overseeing Vanguard/Wellesley Income Fund are:

     Earl E. McEvoy, Senior Vice President of WMC; has worked in investment management since 1972; with WMC since 1978; B.A., Dartmouth College; M.B.A., Columbia Business School.

     John R. Ryan, CFA, Senior Vice President and Managing Partner of WMC; has worked in investment management since 1981; with WMC since 1981; B.S., Lehigh University; M.B.A., University of Virginia.

broker who, in addition to executing the transaction, will provide research services to WMC or the Fund. However, WMC will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct WMC to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

     The Fund's Board of Directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for WMC or as an additional adviser. However, no such change would be made before giving shareholders 30 days' notice, in writing.

General Information

Vanguard/Wellesley Income Fund, Inc., is a corporation organized under the laws of the state of Maryland. Shareholders of the Fund have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as the election of Directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Director if the holders of at least 10% of the Fund's shares request a meeting in writing.



"Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
  Investor Information 1-800-662-7447    .    Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273
--------------------------------------------------------------------------------

Investing with Vanguard

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

     Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

     The following sections of the prospectus briefly explain the many services we offer you as a Vanguard/Wellesley Income Fund shareholder. Booklets providing detailed information are available on the services marked with a [PICTURE OF BOOK APPEARS HERE]. Please call us to request copies.


Services and Account Features

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

--------------------------------------------------------------------------------------------------------------
Telephone Redemptions                     Automatically set up for this Fund unless you notify us otherwise.
(Sales and Exchanges)
--------------------------------------------------------------------------------------------------------------
Vanguard Direct Deposit                   Automatic method for depositing your paycheck or U.S. government
Service(TM)                               payment (including Social Security and government pension checks)
[BOOK APPEARS HERE]                       into your account.
--------------------------------------------------------------------------------------------------------------
Vanguard Automatic Exchange               Automatic method for moving a fixed amount of money from one
Services(sm)                              Vanguard fund account to another.*
[BOOK APPEARS HERE]
--------------------------------------------------------------------------------------------------------------
Vanguard Fund Express(R)                  Electronic method for buying or selling shares. You can transfer money
[BOOK APPEARS HERE]                       between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish. *
--------------------------------------------------------------------------------------------------------------
Vanguard Dividend Express(sm)             Electronic method for transferring dividend and/or capital gains
[BOOK APPEARS HERE]                       distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
--------------------------------------------------------------------------------------------------------------
Vanguard Brokerage Services               A cost-effective way to trade stocks, bonds, and options on major
(VBS)                                     exchanges, Nasdaq, and other domestic over-the-counter markets at
[BOOK APPEARS HERE]                       reduced rates, and to buy and sell shares of non-Vanguard mutual funds.
                                          Call VBS (1-800-992-8327) for additional information and the appropriate forms.
--------------------------------------------------------------------------------------------------------------

* Can be used to "dollar-cost average" [PICTURE OF BOOK APPEARS HERE] or to contribute to an IRA or other retirement plan.

--------------------------------------------------------------------------------
  Investor Information 1-800-662-7447    .    Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273
--------------------------------------------------------------------------------

Types of Accounts

Individual or Other Entity

Vanguard's account registration form can be used to establish a variety of nonretirement accounts.

---------------------------------------------------------------------------------------------------------
For One or More People           To open an account in the name of one (individual) or more (joint tenants) people. $3,000 minimum initial investment.
---------------------------------------------------------------------------------------------------------
For a Minor Child                To open an account as an UGMA/UTMA (Uniform Gifts/Transfers
[BOOK APPEARS HERE]              to Minors Act). Age of majority and other requirements are set by state law. $1,000 minimum initial investment.
---------------------------------------------------------------------------------------------------------
For a Minor Child                To open an account as an Education IRA. Eligibility and other
(Vanguard Fiduciary Trust        requirements are established by federal tax law. (Note: You should
Company is the custodian.)       establish this type of account with a Vanguard adoption agreement--
[BOOK APPEARS HERE]              not an account registration form.) Please call Investor Information to request the appropriate brochure and forms. $500 minimum initial investment.
---------------------------------------------------------------------------------------------------------
For Holding Trust Assets         To invest assets held in an existing trust. $3,000 minimum initial
[BOOK APPEARS HERE]              investment.
---------------------------------------------------------------------------------------------------------
For Third-Party Trustee          To open an account as a retirement trust or plan based on an existing
Retirement Investments           corporate or institutional plan. These accounts are established
(Vanguard is not the custodian   by the custodian or trustee of the existing plan. $1,000 minimum
or trustee.)                     initial investment.
---------------------------------------------------------------------------------------------------------
1-800-662-2003
Individual Retirement Plans
---------------------------------------------------------------------------------------------------------
For an Organization              To open an account as a corporation, partnership, or other entity. These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.
---------------------------------------------------------------------------------------------------------

Retirement

You establish these accounts with a Vanguard adoption agreement--not a Vanguard account registration form. To request the appropriate adoption agreement and forms, or to ask questions about investing for retirement, call Investor Information.

---------------------------------------------------------------------------------------------------------
For a Traditional Individual     To open a retirement account in the name of an individual. Traditional
Retirement Account               IRAs can be established with a contribution, a direct rollover from an
(Traditional IRA)                employer's plan such as a 401(k), or an asset transfer or rollover from
(Vanguard Fiduciary Trust        another financial institution, such as a bank or mutual fund company.
Company is the custodian.)       $1,000 minimum initial investment.
---------------------------------------------------------------------------------------------------------
For a Roth Individual            To open an after-tax retirement savings account in the name of an
Retirement Account               individual. Roth IRAs can be established with an after-tax contribu-
(Roth IRA)                       tion, an asset transfer or rollover from another financial institution
(Vanguard Fiduciary Trust        such as a bank or mutual fund company, or a conversion of an existing
Company is the custodian.)       IRA. Eligibility and other requirements are established by federal tax law. $1,000 minimum initial investment.
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Investor Information 1-800-662-7447    .    Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273
--------------------------------------------------------------------------------

Types of Accounts (continued)

----------------------------------------------------------------------------------------------------------------
For a Simplified Employee           To open a retirement account in the name of an employee. SEPs allow
Pension Plan Account (SEP-IRA)      employers to make deductible contributions directly to IRAs established
(Vanguard Fiduciary Trust           by their employees. A SEP can be established by people who are self-
Company is the custodian.)          employed, small-business owners, partnerships, or corporations.
1-800-662-2003
Individual Retirement Plans
----------------------------------------------------------------------------------------------------------------
For a Savings Incentive Match       To open a retirement account in the name of an employee. Created as
Plan for Employees Account          part of the Small Business Job Protection Act of 1996, SIMPLEs re-
(SIMPLE IRA)                        place SAR-SEPs. SIMPLEs are exclusively for employers that had
(Vanguard Fiduciary Trust           100 or fewer employees in the most recent calendar year and that do
Company is the custodian.)          not maintain another employer-sponsored retirement plan. SIMPLEs
1-800-662-2003                      can be established by people who are self-employed, small-business
Individual Retirement Plans         owners, partnerships, or corporations. Salary reduction contributions may be made by the employee, with matching or nonmatching contri-
                                    butions from the employer.
----------------------------------------------------------------------------------------------------------------
For a Qualified Retirement          To open a retirement account that allows small-business owners or
Program Account                     people who are self-employed to make tax-deductible retirement con-
(Vanguard Fiduciary Trust           tributions for themselves and their employees into Profit-Sharing and
Company can be the custodian.)      Money Purchase Pension (Keogh) plans.
1-800-662-2003
Individual Retirement Plans
----------------------------------------------------------------------------------------------------------------
For a 403(b)(7) Custodial Account   To open a retirement account that allows employees of tax-exempt
(Vanguard Fiduciary Trust           institutions (for example, schools or hospitals) to make pretax retire-
Company is the custodian.)          ment contributions.
1-800-662-2003
Individual Retirement Plans
----------------------------------------------------------------------------------------------------------------

Distribution Options

You can receive distributions of dividends and/or capital gains in a number of ways:

----------------------------------------------------------------------------------------------------------------
Reinvestment                        Dividends and capital gains are automatically reinvested in additional shares of the Fund unless you request a different distribution method.
----------------------------------------------------------------------------------------------------------------
Dividends in Cash                   Dividends are paid by check and mailed to your account's address of record, and capital gains are reinvested in additional shares of the Fund.
----------------------------------------------------------------------------------------------------------------
Capital Gains in Cash               Capital gains distributions are paid by check and mailed to your account's address of record, and dividends are reinvested in additional shares of the Fund.
----------------------------------------------------------------------------------------------------------------
Dividends and Capital Gains         Both dividends and capital gains distributions are paid by check and
in Cash                             mailed to your account's address of record.
----------------------------------------------------------------------------------------------------------------

To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, see Vanguard Dividend Express under "Services and Account Features." To transfer cash dividends and/or capital gains to another Vanguard fund, call Client Services.

--------------------------------------------------------------------------------
Investor Information 1-800-662-7447 . Client Services 1-800-662-2739 . Tele-Account 1-800-662-6273
--------------------------------------------------------------------------------


Distribution Options (continued)

 If you have elected to receive dividend and/or capital gains distributions in cash, but the Postal Service is unable to make delivery to your address of record, your distribution option will be changed to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.

Buying Shares

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request, provided we receive your request before the close of trading on the New York Stock Exchange (the "Exchange"), generally 4 p.m. Eastern time. The Fund is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.


                                 Open A New Account                             Add To An Existing Account
Minimum Investment               $3,000 (regular account); $1,000               $100 by mail or exchange; $1,000
                                 (Traditional IRAs, Roth IRAs,                  by wire.
                                 and custodial accounts for minors);
                                 $500 (Education IRAs).

By Mail                          Complete and sign the applica-                 Mail your check with an Invest-
[ENVELOPE APPEARS HERE]          tion form.                                     By-Mail form detached from
First-class mail to:                                                            your confirmation statement to
The Vanguard Group                                                              the address listed on the form.
P.O. Box 2600
Valley Forge, PA 19482-2600      Make your check payable to:                    Make your check payable to:
                                 The Vanguard Group-27                          The Vanguard Group-27

Express or Registered mail to:   All purchases must be made in                  All purchases must be made in
The Vanguard Group               U.S. dollars, and checks must be               U.S. dollars, and checks must be
455 Devon Park Drive             drawn on U.S. banks.                           drawn on U.S. banks.
Wayne, PA 19087-1815

Important Note: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

By Telephone                     Call Vanguard Tele-Account* 24                 Call Vanguard Tele-Account* 24
[TELEPHONE APPEARS HERE]         hours a day--or Client Services                hours a day--or Client Services
1-800-662-6273                   during business hours--to ex-                  during business hours--to ex-
Vanguard Tele-Account(R)         change from another Vanguard                   change from another Vanguard
                                 fund account with the same reg-                fund account with the same reg-
1-800-662-2739                   istration (name, address, taxpayer             istration (name, address, taxpayer
Client Services                  I.D., and account type).                       I.D., and account type).

                                                                                Use Vanguard Fund Express (see
                                                                                "Services and Account Features")
                                                                                to transfer assets from your bank
                                                                                account. Call Client Services be-
                                                                                fore your first use to verify that
                                                                                this option is in place. *

* You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

Important Note: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

--------------------------------------------------------------------------------
Investor Information 1-800-662-7447 . Client Services 1-800-662-2739 . Tele-Account 1-800-662-6273
--------------------------------------------------------------------------------

Buying Shares (continued)

                                 Open A New Account                 Add To An Existing Account
By Wire                          Call Client Services to arrange    Call Client Services to arrange
[GRAPHIC APPEARS HERE]           your wire transaction.             your wire transaction.
Wire to:
CoreStates Bank, N.A.            Wire transactions are not avail-   Wire transactions are not avail-
ABA 031000011                    able for retirement accounts,      able for retirement accounts,
CoreStates No. 0101 9897         except for asset transfers and     except for asset transfers and
[Temporary Account Number]       direct rollovers.                  direct rollovers.
Vanguard/Wellesley Income Fund
[Account Registration]
Attention: Vanguard

Automatically                                 --                    Vanguard offers a variety of ways
[GRAPHIC APPEARS HERE]                                              that you can add to your account
                                                                    automatically. See "Services and
                                                                    Account Features."

You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

Important Note: If you buy Fund shares through a registered broker/dealer or investment adviser, the broker/dealer or adviser may charge you a service fee.

     It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Fund shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Fund's operation or performance.

Redeeming Shares

Important Tax Note: Any sale or exchange of shares in a nonretirement account could result in a taxable gain or a loss.

The ability to redeem (that is, sell or exchange) Fund shares by telephone is automatically established for your nonretirement account unless you tell us in writing that you do not want this option.

     To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

     * Fund name.
     * 10-digit account number.
     * Name and address exactly as registered on that account.
     * Social Security or employer identification number as registered on that account.

     If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

     If we follow reasonable security procedures, neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

--------------------------------------------------------------------------------
Investor Information 1-800-662-7447 . Client Services 1-800-662-2739 . Tele-Account 1-800-662-6273
--------------------------------------------------------------------------------

Redeeming Shares (continued)

How to Sell Shares

You may withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Fund's next-determined net asset value after Vanguard receives all required documents in good order.

     Good order means that the request includes:

     [X] Fund name and account number.
     [X] Amount of the transaction (in dollars or shares).
     [X] Signatures of all owners exactly as registered on the account.
     [X] Signature guarantees (if required).
     [X] Any supporting legal documentation that may be required.
     [X] Any certificates you are holding for the account.

     Sales or exchange requests received after the close of trading on the Exchange are processed at the next business day's net asset value. No interest will accrue on amounts represented by uncashed redemption checks. The Fund will not cancel any trade (e.g., purchase, redemption, or exchange) believed to be authentic once the trade request has been received in writing or by telephone.


     The Fund reserves the right to close any nonretirement or UGMA/UTMA account in which the balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in either June or December if your nonretirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.

     Some written requests require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.

How to Exchange Shares

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

     Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

     Because excessive exchanges can potentially disrupt the management of the Fund and increase transaction costs, Vanguard limits exchange activity to two substantive exchange redemptions (at least 30 days apart) from the Fund during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Fund.

     Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

--------------------------------------------------------------------------------
Investor Information 1-800-662-7447 . Client Services 1-800-662-2739 . Tele-Account 1-800-662-6273
--------------------------------------------------------------------------------

Redeeming Shares (continued)

Selling or Exchanging Shares     Account Type
[TELEPHONE APPEARS HERE]
By Telephone                     All Types Except Retirement:

                                 Call Vanguard Tele-Account* 24 hours a
                                 day--or Client Services during business
                                 hours--to sell or exchange shares. You can
                                 exchange shares from this Fund to open an
1-800-662-6273                   account in another Vanguard fund or to add
Vanguard Tele-Account            to an existing Vanguard fund account with
                                 an identical registration.
1-800-662-2739
Client Services                  Retirement:

                                 You can exchange--but not sell--shares by calling Tele-Account or Client Services.

                                 *You must obtain a Personal Identification
                                 Number through Tele-Account at least seven days before you request your first redemption.

By Mail                          All Types Except Retirement:
[ENVELOPE APPEARS HERE]
First-class mail to:             Send a letter of instruction signed by all
The Vanguard Group               registered account holders. Include the fund
Vanguard/Wellesley Income Fund   name and account number and (if you are
P.O. Box 1120                    selling) a dollar amount or number of shares
Valley Forge, PA 19482-1120      OR (if you are exchanging) the name of the fund
                                 you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration
                                 (including a different name, address, or taxpayer identification number), you must provide Vanguard with written instructions that include the guaranteed signatures of all current account owners.

Express or Registered mail to:
The Vanguard Group
Vanguard/Wellesley Income Fund   Retirement:
455 Devon Park Drive
Wayne, PA 19087-1815             For information on how to request distributions
                                 from:

                                 .Traditional IRAs, Roth IRAs, Education IRAs--
                                  call Client Services.

                                 .SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial
                                  accounts, and Profit-Sharing and Money
                                  Purchase Pension (Keogh) Plans--call
                                  Individual Retirement Plans at 1-800-662-2003
                                 Depending on your account registration type, additional documentation may be required.

Exchanging Shares Online         You may use your personal computer to exchange
[COMPUTER APPEARS HERE]          shares of most Vanguard funds by accessing our
                                 website (www.vanguard.com). To establish this service for your account, you must first register through the website. We will then send to you, by mail, an account access password that will enable you to make online exchanges.

                                 The Vanguard funds that you cannot purchase or sell through online exchange are Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard International Equity Index Fund, Vanguard REIT Index Portfolio, Vanguard Total International Portfolio, and Vanguard Growth and Income Portfolio (formerly known as Vanguard Quantitative Portfolios). These funds do permit online exchanges within IRAs and other retirement accounts.

Automatically                    All Types Except Retirement:
[GRAPHIC APPEARS HERE]           Vanguard offers several ways to sell or
                                 exchange shares automatically (see "Services and Account Features"). Call Investor
                                 Information for the appropriate booklet and application if you did not elect this feature when you opened your account.

--------------------------------------------------------------------------------
Investor Information 1-800-662-7447 . Client Services 1-800-662-2739 . Tele-Account 1-800-662-6273
--------------------------------------------------------------------------------

Redeeming Shares (continued)

  It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operation or performance.

                        A Note on Unusual Circumstances

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.

Transferring Registration

How to Transfer Shares

You may transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to: The Vanguard Group, Attention:
Transfer Department, P.O. Box 1110, Valley Forge, PA 19482-1110.

Fund and Account Updates

Statements and Reports

We will send you clear, concise account and tax statements to help you keep track of your Vanguard/Wellesley Income Fund account throughout the year as well as when you are preparing your income tax returns.

     In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, a listing of the Fund's holdings, and other financial statements. To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.

Confirmation             Statement Sent each time you buy, sell, or exchange
                         shares; confirms the trade date and the amount of your transaction.

Portfolio                Summary Mailed quarterly; shows the market value of
[PORTFOLIO APPEARS HERE] your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

Fund Financial Reports   Mailed in January and July for this Fund.

Tax Statements           Generally mailed in January; report previous year's
                         dividend distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.

--------------------------------------------------------------------------------
Investor Information 1-800-662-7447 . Client Services 1-800-662-2739 . Tele-Account 1-800-662-6273
--------------------------------------------------------------------------------

Fund and Account Updates (continued)

Average Cost Statement             Issued quarterly for most taxable accounts
[PORTFOLIO APPEARS HERE]           (accompanies your Portfolio Summary); shows
                                   the average cost of shares that you redeemed during the calendar year, using the average cost single category method.

Automated Telephone Access

Vanguard Tele-Account              Toll-free access to Vanguard fund and account
1-800-662-6273                     information--as well as some transactions--
Any time, seven days a week,       through any touch-tone telephone. Tele-
from anywhere in the continental   Account provides total return, share price,
 United States.                    price change, and yield  quotations
                                   for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution);
                                   and allows you to sell or exchange fund
                                   shares.

Computer Access

Vanguard Online(R)                 Use your personal computer to learn more
www.vanguard.com                   about Vanguard's funds and services; keep
                                   in touch with your Vanguard accounts;
                                   map out a long-term investment strategy;
                                   initiate certain transactions; and ask
                                   questions, make suggestions, and send
                                   messages to Vanguard.

                                   Our education-oriented website provides
                                   timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                           Keeping Your Prospectus

Reading this prospectus will help you to decide whether Vanguard/Wellesley Income Fund is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

Prospectus Postscript

This prospectus is designed to provide you with pertinent information about Vanguard/Wellesley Income Fund, including its investment objectives, risks, strategy, and expenses, as well as services available to you as a shareholder.

     It is important that you understand these facts so that you can decide whether an investment in the Fund is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

In Reading The Prospectus, Did You Learn:

 [_] The Fund's objectives? (page 4)

 [_] The Fund's investment strategy?  (page 5)

 [_] Who should invest in the Fund? (page 4)

 [_] The risks associated with the Fund? (pages 4-10)

 [_] Whether the Fund is federally insured?
     (inside front cover)

 [_] The Fund's expenses? (page 2)

 [_] The backgrounds of the Fund's investment managers?
     (page 13)

 [_] How to open an account? (page 18)

 [_] How to sell or exchange shares? (pages 19-22)

 [_] How often you'll receive statements and financial reports?
     (page 22)

Glossary of Investment Terms

Balanced Fund

A mutual fund that seeks to provide some combination of income, capital growth, and conservation of principal by investing in stocks, bonds, and/or money market instruments.

Bond

A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. The issuer usually agrees to pay back the loan--through regular interest payments--by a specific date.

Capital Gains Distribution

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

Cash Reserves

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Credit Quality

A measure of a bond issuer's ability to repay interest and principal in a timely manner.

Dividend Income

Payment to shareholders of income from interest or dividends generated by the fund's investments.

Duration

A measure of the sensitivity of bond prices--and the share prices of bond funds--to interest rate changes. For example, if a bond has a duration of two years, its price would fall about 2% when interest rates rose 1 percentage point; conversely, the bond's price would rise about 2% if interest rates fell 1 percentage point.

Expense Ratio

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

Fixed-Income Securities

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

Investment Adviser

An organization that makes the day-to-day decisions regarding a portfolio's investments.

Investment Grade

Bonds whose credit quality is considered to be among the highest by independent bond-rating agencies.

Maturity

The date that a bond issuer agrees to repay the bond's principal to the bond's buyer.

Mutual Fund

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Principal

The amount of your own money you put into an investment.

Total Return

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Volatility

The fluctuations in price of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

Yield

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's current price.

                                       [LOGO OF THE VANGUARD GROUP APPEARS HERE]
                                       Post Office Box 2600
                                       Valley Forge, PA 19482

Investor Information
Department
1-800-662-7447 (SHIP)
Text Telephone:
1-800-952-3335
For information on our funds,
fund services, and retirement
accounts; requests for
literature

Client Services Department
1-800-662-2739 (CREW)
Text Telephone:
1-800-662-2738
For information on your
account, account transactions,
and account statements

Vanguard Brokerage
Services
1-800-992-8327
For information on trading
stocks, bonds, and options
at reduced commissions

Vanguard Tele-Account(R)
1-800-662-6273 (ON-BOARD)
For 24-hour automated
access to price and yield,
information on your account,
and certain transactions

Electronic Access to the
Vanguard Mutual Fund
Education and Information
Center
World Wide Web
www.vanguard.com

E-mail
online@vanguard.com

                                                     (c) 1998 Vanguard Marketing
                                                     Corporation, Distributor

                                                     P027N

Vanguard/
Wellesley Income
Fund

Institutional Prospectus
April 24, 1998



This prospectus contains financial data for the Fund through the fiscal year ended December 31, 1997.




[GRAPHIC APPEARS HERE]




     A member of
The Vanguard Group(R)

Vanguard/Wellesley Income Fund                             An Income Mutual Fund

Contents

Fund Profile                     1

Fund Expenses                    2

Financial Highlights             3

A Word About Risk                4

The Fund's Objectives            4

Who Should Invest                4

Investment Strategy              5

Investment Policies              9

Investment Limitations          10

Investment Performance          11

Share Price                     11

Dividends, Capital
Gains, and Taxes                12

The Fund and Vanguard           12

Investment Adviser              13

General Information             14

Investing with Vanguard

* For Plan Participants         15

* For Other
  Institutional Investors       15

Accessing Fund
Information
by Computer                     16

Glossary Inside Back Cover


Investment Objectives and Policies

Vanguard/Wellesley Income Fund, Inc. (the "Fund") is an open-end diversified investment company, or mutual fund.

  The Fund seeks to provide a high and sustainable level of income along with moderate long-term capital growth by investing approximately 60% to 65% of its assets in high-quality, longer-term corporate, U.S. Treasury, government agency, and mortgage-backed bonds. The remaining 35% to 40% of Fund assets are invested in stocks of companies that have a history of above-average dividends or expectations of increasing dividends.

  It is important to note that the Fund's shares are not guaranteed or insured by the FDIC or any other agency of the U.S. government. As with any investment in bonds (which are sensitive to changes in interest rates) and stocks (which are subject to wide fluctuations in market value), you could lose money by investing in the Fund.

Fees and Expenses
The Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

Important Note
This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.

Additional Information About the Fund
A Statement of Additional Information (dated April 24, 1998) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover) or visiting the Securities and Exchange Commission's website (www.sec.gov).

Why Reading This Prospectus Is Important
This prospectus explains the objectives, risks, and strategy of Vanguard/Wellesley Income Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                  Vanguard/Wellesley Income Fund

Fund Profile

Who Should Invest (page 4)
 . Investors seeking a balanced mutual fund as part of a diversified investment program.
 . Investors seeking income along with moderate capital growth.
 . Investors willing to invest for the long term--at least five years.

Who Should Not Invest
 . Investors seeking a fund that invests exclusively either in stocks or in bonds.
 . Investors unwilling to accept significant fluctuations in share price.

Risks of the Fund (pages 4-11)
The Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is subject to--among other risks--interest rate risk (the chance that bond prices will decline because of rising interest rates) and stock market risk (the chance that stock prices in general will decline, sometimes suddenly and sharply).

Dividends and Capital Gains (page 12)
Dividends are paid in March, June, September, and December. Capital gains, if any, are paid in December. In participant accounts, all distributions are automatically reinvested.



Investment Adviser (page 13)
Wellington Management Company, LLP,
Boston, Mass.

Inception Date: July 1, 1970

Net Assets as of 12/31/1997: $7.6 billion

Fund's Expense Ratio for the
Year Ended 12/31/1997: 0.31%

Newspaper Abbreviation: Wellsl

Vanguard Fund Number: 027

CUSIP Number: 921938106

Quotron Symbol: VWINX.Q

Average Annual Total Returns--Years Ended December 31, 1997


                                           1 Year      5 Years     10 Years
                                           ................................
Wellesley Income Fund                      20.2%        13.2%        13.3%
Composite Index*                           19.4         12.8         13.0

* The Composite Index is made up of 65% bonds and 35% stocks. See page 11 for details.


Quarterly Returns (%) 1998-1997 (intended to show volatility of returns)
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

              Wellesley       Composite
             Income Fund        Index*
             -----------      ---------
1987             3.8             6.6
                -2.5              -1
                -1.5              -2
                -1.7            -0.9
1988             5.5             5.7
                 3.4             3.1
                 2.9             2.2
                 1.2             2.2
1989             3.4             3.3
                 8.8             9.9
                 3.5             3.4
                 3.9             3.1
1990              -2            -2.8
                 2.7             3.4
                -3.7            -4.5
                   7             6.7
1991             5.3             6.2
                   1             0.6
                 6.9             6.6
                 6.9             5.8
1992            -3.4            -1.9
                 5.3             4.7
                 5.6             4.4
                 1.2             1.9
1993             6.8             6.7
                 3.1             3.3
                 5.1             4.9
                -0.9            -0.9
1994            -4.5            -4.6
                -0.4            -1.3
                 0.8             0.7
                -0.5             0.7
1995             7.2             7.6
                 8.5             8.7
                 4.2             4.7
                 6.4             6.7
1996            -1.2            -1.8
                   1             1.1
                 2.9             1.6
                 6.6             5.8
1997           -0.61           -1.05
                7.17            7.99
                7.39            6.13
                5.07             5.3
--------------------------------------------------------------------------------

 * The Composite Index is made up of 65% bonds and 35% stocks. See page 11 for details.

In evaluating past performance, remember that it is not indicative of future performance. Performance figures include the reinvestment of any dividend and capital gains distributions. The returns shown are net of expenses for the Fund, but they do not reflect income taxes an investor would have incurred. The Composite Index is a theoretical portfolio, incurring none of the advisory fees, operating expenses, and portfolio transaction costs that are borne by an operating mutual fund. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                            The Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard/Wellesley Income Fund's expense ratio in fiscal year 1997 was 0.31%, or $3.10 per $1,000 of average net assets. The average balanced mutual fund had expenses in 1997 of 1.34%, or $13.40 per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.

Fund Expenses

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

  As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:

Shareholder Transaction Expenses

Sales Load Imposed on Purchases:                                            None
Sales Load Imposed on Reinvested Dividends:                                 None
Redemption Fees:                                                            None
Exchange Fees:                                                              None

  The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended December 31, 1997.

Annual Fund Operating Expenses

Management and Administrative Expenses:                                    0.22%
Investment Advisory Expenses:                                              0.06%
12b-1 Marketing Fees:                                                       None
Other Expenses
  Marketing and Distribution Costs:                                0.02%
  Miscellaneous Expenses (e.g., Taxes, Auditing):                  0.01%
Total Other Expenses:                                              -----   0.03%
                                                                           -----
  Total Operating Expenses (Expense Ratio):                                0.31%
                                                                           =====

  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds, by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Fund provides a return of 5% a year and (2) you redeem your investment at the end of each period.

                 ---------------------------------------------
                  1 Year     3 Years     5 Years     10 Years
                 ---------------------------------------------
                    $3         $10         $17          $39
                 ---------------------------------------------

This example should not be considered a representation of actual expenses or performance from the past or for the future, which may be higher or lower than those shown.

Financial Highlights

The following financial highlights table shows the results for a share outstanding of the Fund for each of the fiscal years in the decade ended December 31, 1997. The financial statements that include these financial highlights, insofar as they relate to each of the five years in the period ended December 31, 1997, were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the report sent to you without charge by writing to Vanguard (see back cover).

                                                                             Year Ended December 31,
                                       ---------------------------------------------------------------------------------------------

                                           1997     1996      1995      1994     1993     1992     1991     1990     1989     1988
 ....................................................................................................................................

Net Asset Value, Beginning of Year     $  20.51  $ 20.44  $  17.05  $  19.24  $ 18.16  $ 18.08  $ 16.02  $ 16.82  $ 15.26 $  14.57
                                       ---------------------------------------------------------------------------------------------

Investment Operations
  Net Investment Income                   1.190     1.17      1.13      1.11     1.14     1.21     1.27     1.30     1.32     1.23
  Net Realized and Unrealized
    Gain (Loss) on Investments            2.805      .66      3.68     (1.95)    1.48      .29     2.06     (.72)    1.79      .69
                                       ---------------------------------------------------------------------------------------------

    Total from Investment Operations      3.995     1.83      4.81      (.84)    2.62     1.50     3.33      .58     3.11     1.92
------------------------------------------------------------------------------------------------------------------------------------

Distributions
  Dividends from Net Investment Income   (1.200)   (1.16)    (1.14)    (1.11)   (1.14)   (1.21)   (1.27)   (1.30)   (1.31)   (1.23)
  Distributions from Realized
    Capital Gains                        (1.445)    (.60)     (.28)     (.24)    (.40)    (.21)      --     (.08)    (.24)      --
                                       ---------------------------------------------------------------------------------------------

    Total Distributions                  (2.645)   (1.76)    (1.42)    (1.35)   (1.54)   (1.42)   (1.27)   (1.38)   (1.55)   (1.23)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year           $  21.86  $ 20.51  $  20.44  $  17.05  $ 19.24  $ 18.16  $ 18.08  $ 16.02  $ 16.82 $  15.26
 ....................................................................................................................................
 ....................................................................................................................................

Total Return                              20.19%    9.42%    28.91%    -4.44%   14.65%    8.67%   21.57%    3.76%   20.93%   13.61%
 ....................................................................................................................................
 ....................................................................................................................................

Ratios/Supplemental Data
Net Assets, End of Year (Millions)     $  7,646  $ 7,013  $  7,181  $  5,681  $ 6,011  $ 3,178  $ 1,934  $ 1,022  $   788 $    567
Ratio of Total Expenses to
  Average Net Assets                       0.31%    0.31%     0.35%     0.34%    0.33%    0.35%    0.40%    0.45%    0.45%    0.51%
Ratio of Net Investment Income to
  Average Net Assets                       5.47%    5.74%     5.96%     6.16%    5.79%    6.50%    7.08%    7.77%    7.68%    8.14%
Portfolio Turnover Rate
  Bonds                                      31%      29%       33%       31%      18%      24%      34%      13%      11%      19%
  Stocks                                     28%      18%       26%       32%      26%      16%      19%      12%      10%      19%
Average Commission Rate Paid           $  .0598  $ .0585       N/A       N/A      N/A      N/A      N/A      N/A      N/A      N/A
------------------------------------------------------------------------------------------------------------------------------------


  From time to time, the Vanguard funds may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                  How to Read the Financial Highlights Table

The Fund began fiscal 1997 with a net asset value (price) of $20.51 per share. During the year, the Fund earned $1.190 per share from investment income (interest and dividends) and $2.805 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $3.995 per share, $2.645 per share was returned to shareholders in the form of distributions ($1.200 in dividends, $1.445 in capital gains). The earnings ($3.995 per share) less distributions ($2.645 per share) resulted in a share price of $21.86 at the end of the year, an increase of $1.35 per share (from $20.51 at the beginning of the year to $21.86 at the end of the year). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, total return from the Fund was 20.19% for the year.

As of December 31, 1997, the Fund had $7.646 billion in net assets; an expense ratio of 0.31% ($3.10 per $1,000 of net assets); and net investment income amounting to 5.47% of average net assets. It sold and replaced bonds valued at 31% of its bond holdings and stocks valued at 28% of its stock holdings.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                Balanced Funds

Balanced funds are "middle-of-the-road" investments that seek to provide some combination of income, growth, and conservation of principal by investing in a mix of stocks, bonds, and/or money market instruments. Because stocks and bonds tend to move in different directions, balanced funds are able to use the rewards from one type of investment to help offset the risks from another.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                           Costs and Market-Timing

Some investors try to profit from "market-timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, closely monitoring daily transactions.

================================================================================
A Word About Risk

This prospectus describes the risks you would face as an investor in Vanguard/Wellesley Income Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. However, as you consider an investment in Vanguard/Wellesley Income Fund, you should also take into account your personal tolerance for the daily fluctuations of both the bond and stock markets, as well as your need for current income.

  Look for this "warning flag" symbol [PICTURE OF FLAG APPEARS HERE] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, would confront.
================================================================================

The Fund's Objectives

The Fund seeks to provide a high and sustainable level of income along with moderate capital growth. These objectives are not fundamental, which means that they can be changed by the Fund's Board of Directors without shareholder approval. However, before making any important change in its objectives, the Fund will give shareholders 30 days' notice, in writing.

[PICTURE OF     Because of the several types of risks described on the following
FLAG APPEARS    pages, your investment in the Fund, as with any investment in
HERE]           bonds and stocks, could lose money.

Who Should Invest

The Fund may be a suitable investment for you if:

 . Your primary investment goal is income.
 . You wish to add a balanced income fund to your existing holdings, which could include other stock and bond--as well as money market and tax-exempt-- investments.
 . You want a simple way to invest in a relatively fixed percentage of bonds and stocks.
 . You are looking for moderate growth of capital over the long term--at least five years.

  This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

 . The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.
* There is a limit on the number of times you can exchange into or out of the Fund. If you own shares of the Fund as an investment option in an employer-sponsored retirement or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.
* The Fund reserves the right to stop offering shares at any time.

Investment Strategy

This section explains how the investment adviser pursues the Fund's objectives of income and moderate capital growth. It also explains important risks--interest rate risk, stock market risk, manager risk, credit risk, call risk, and prepayment risk--faced by investors in the Fund. Like the Fund's objectives, the adviser's investment strategy is not fundamental and can be changed by the Fund's Board of Directors without shareholder approval. However, before making any important change in its strategy, the Fund will give shareholders 30 days' notice, in writing.

Market Exposure

Bonds
The Fund invests approximately two-thirds of its assets in bonds.

[PICTURE OF     The Fund is subject to interest rate risk, which is the
FLAG APPEARS    possibility that bond prices overall will decline over short or
HERE]           even extended periods due to rising interest rates. Interest rate risk should be modest for shorter-term bonds and high for longer-term bonds.

  In the past, bond investors have seen the value of their investment rise and fall--sometimes significantly--with changes in interest rates. Between December 1976 and September 1981, for instance, rising interest rates caused the price of long-term bonds to fall by almost 48%.

  Because of the Fund's emphasis on bonds, changes in interest rates will have a significant impact on the Fund's assets. To illustrate how much of an impact, the following table shows the effect of a 2% change (both up and down) in interest rates on three bonds with a face value of $1,000; each has a different maturity.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                           Bonds and Interest Rates

When interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                               Bond Maturities

A bond is issued with a specific maturity date--the date when the bond's issuer must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short term) to 30 years (long term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.

--------------------------------------------------------------------------------
                    How Interest Rate Changes Affect Bonds*
 ................................................................................
                                          Value of a $1,000 Bond
                               .................................................
Maturity                       After a 2% Increase   After a 2% Decrease
--------------------------------------------------------------------------------
Short-Term (2.5 years)                 $956                  $1,046
Intermediate-Term (10 years)            870                   1,156
Long-Term (20 years)                    816                   1,251
--------------------------------------------------------------------------------
* Assumes a 7% yield.

  These figures are for illustration only and should not be regarded as an indication of future returns from the bond market as a whole or the Fund in particular.

Stocks
Roughly one-third of Vanguard/Wellesley Income Fund's assets are invested in common stocks.

[PICTURE OF     The Fund is subject to stock market risk, which is the
FLAG APPEARS    possibility that stock prices overall will decline over short or
HERE]           even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

  To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various time periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to narrow over the long term.

 ................................................................................
                     U.S. Stock Market Returns (1926-1997)
 ................................................................................
                1 Year       5 Years          10 Years      20 Years
--------------------------------------------------------------------------------
Best             53.9%        23.9%            20.1%         16.9%
Worst           -43.3        -12.5             -0.9           3.1
Average          13.0         10.5             10.9          10.9
--------------------------------------------------------------------------------

  The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. For example, while the average return on stocks for all of the 5-year periods was 10.5%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1950 through 1954). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or the Fund in particular.

  The stocks held by Vanguard/Wellesley Income Fund are chosen primarily for their income potential. As a result, the Fund does not hold the same securities held in the S&P 500 Index or any other market index, and the performance of the Fund--or the Fund's stock holdings--generally will not mirror the returns of any particular index.

  Because bond prices and stock prices can move in different directions, the Fund's stock holdings help to dampen--but not eliminate--some of the bond-price fluctuations caused by changes in interest rates. Likewise, stock market volatility may not be as dramatic for the Fund as it would be for a fund made up entirely of stocks.

Security Selection
Wellington Management Company, LLP (WMC), adviser to the Fund, invests approximately 60% to 65% of the Fund's assets in high-quality bonds and approximately 35% to 40% of the Fund's assets in dividend-paying common stocks. While the mix of bonds and stocks will vary from time to time depending on the adviser's view of economic and market conditions, bonds can be expected to represent at least 60% of the Fund's holdings.

  The Fund is run by WMC according to traditional methods of active investment management. Securities are bought and sold according to WMC's judgments about bond issuers and the general level of interest rates, and about companies and their financial prospects. To achieve the Fund's objectives of income and moderate capital growth, the adviser follows specific strategies when selecting bonds and stocks.

[PICTURE OF     The Fund is subject to manager risk, which is the possibility
FLAG APPEARS    that WMC may do a poor job of selecting bonds and stocks.
HERE]

Bonds
WMC selects high-quality bonds that, it believes, will generate a high and sustainable amount of current income. These include intermediate- and long-term corporate, U.S. Treasury, government agency, mortgage-backed, and asset-backed bonds. The average maturity of these bonds as of December 31, 1997, was 18.5 years.

  A breakdown of the Fund's bond holdings (which amounted to 62% of the Fund's total net assets) as of December 31, 1997, follows.

           ...........................................................
                                                  Percentage of Fund's
           Type of Bond                             Bond Component
           -----------------------------------------------------------
           Utilities                                       21%
           Industrial                                      32
           Bank/Finance                                    21
           Treasury/Agency                                 19
           Foreign Issuers                                  7
           -----------------------------------------------------------

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                Types of Bonds

Bonds are issued (sold) by many sources: corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; mortgage holders issue "mortgage-backed" bonds such as Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as periodic interest payments.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                Credit Quality

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (such as Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) that the bond issuer will default, or fail to meet its payment obligations. Most bond-rating agencies use a descending alphabet scale to rate bonds (for example, Aaa is the highest rating, C among the poorest quality ratings). All things being equal, the lower a bond's credit rating, the higher the yield the bond must pay (as compensation for the risks an investor must take).

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                Callable Bonds

Although bonds are issued with clearly defined maturities, a corporate issuer may be able to redeem, or call, a bond earlier than its maturity date. The bond holder must now replace the called bond with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, when it is less likely to be called. Another way is to buy bonds with call protections--that is, assurances that a bond will not be called for a specific time period, such as ten years.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                             Stocks and Dividends

Many large and established companies share their profits, in the form of dividends, with their shareholders. Other companies--particularly those that are new or small--reinvest any profits back into the business to help the company grow (and, hopefully, increase its stock's share price). In general, stocks that offer above-average dividends appeal to investors who want some dividend income and the potential for capital growth but are less tolerant of share-price fluctuations, while growth stocks are appropriate for investors who will accept more share-price volatility in hope of a greater increase in share price.

  Keep in mind that, because the bond makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

[PICTURE OF     The Fund is subject to credit risk, which is the possibility
FLAG APPEARS    that a bond issuer will fail to repay interest and principal in
HERE]           a timely manner.

  The bonds WMC purchases for the Fund are investment-grade quality--that is, the bonds are rated at least Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation. The average quality of the bonds held by the Fund as of December 31, 1997, was Aa3 by Moody's.

  The U.S. government guarantees the timely payment of interest and principal for its Treasury bonds, but does not guarantee the bonds' prices. In other words, while the Treasury bonds enjoy the highest credit ratings, their prices--like the prices of the other bonds held by the Fund--will fluctuate with changes in interest rates.

  Falling interest rates will affect two other types of bonds held by the Fund--although for different reasons.

[PICTURE OF     The Fund is subject to call risk, which is the possibility that
FLAG APPEARS    during periods of falling interest rates, a corporate bond
HERE]           issuer will "call"--or repay--its high-yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.

  To protect the Fund's corporate bond holdings against call risk, WMC purchases bonds that have reasonable protection from being called.

  Bond issuers take advantage of falling interest rates by calling corporate bonds. With mortgage-backed securities, it is the mortgage holder--such as the American homeowner--who benefits from lower rates.

[PICTURE OF     The Fund is subject to prepayment risk, which is the possibility
FLAG APPEARS    that falling interest rates will prompt homeowners to repay
HERE]           their mortgages earlier than expected or to refinance at lower rates. As with call risk, the Fund is forced to replace the paid-up bonds with lower-yielding issues--experiencing a decline in income and share price.

Stocks
The Fund's stocks are chosen primarily for their dividend-producing capabilities, along with their potential for moderate long-term capital growth. WMC looks for stocks of companies that either offer significant dividends now or expect to increase their dividends in the future.

  The Fund's top ten stock holdings (which amounted to 14% of the Fund's net assets) as of December 31, 1997, follow.

   1. Bell Atlantic Corp.
   2. First Union Corp.
   3. J.C. Penney Co., Inc.
   4. KeyCorp
   5. Ford Motor Co.
   6. Amoco Corp.
   7. GTE Corp.
   8. National City Corp.
   9. Royal Dutch Petroleum Co. ADR
  10. USX-Marathon Group

  Keep in mind that, because the stock makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

Portfolio Turnover

Although the Fund generally seeks to invest for the long term, it retains the right to sell stocks and bonds regardless of how long they have been held. The Fund's average turnover rate for the past ten years has been about 26%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)

Investment Policies

Besides investing in bonds and stocks, the Fund may follow a number of investment policies to achieve its objectives.

  Up to 20% of the Fund's stock holdings may be invested in foreign common stocks as well as securities that are convertible into foreign stocks. The Fund may also invest in fixed-income securities issued by foreign governments and by companies domiciled outside the United States; however, these securities must be valued in U.S. dollars and meet the Fund's credit quality standards.

  Because of its investments in foreign securities, the Fund is subject to foreign market risk. Investments in foreign stock markets can be as volatile, if not more volatile, than investments in U.S. stock markets. Over the years, the prices of foreign stocks and the prices of U.S. stocks have often moved in opposite directions. However, a portfolio that invests in both U.S. and foreign stocks may benefit from diversification and have less volatility than a portfolio made up strictly of foreign stocks.

  In addition, the Fund is subject to country and currency risk. Country risk is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Currency risk is the possibility that a "stronger" U.S. dollar will reduce returns for Americans investing overseas. Generally, when the dollar rises in value against a foreign currency, your investment in that country loses value because its currency is worth fewer U.S. dollars. On the

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                              Portfolio Turnover

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for actively managed balanced funds is 92%.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                     The Risks of International Investing

Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from a foreign investment. For more information, see the Fund's Statement of Additional Information.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                 Derivatives

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives--some of which can carry considerable risks.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                Cash Reserves

With mutual funds, holding cash reserves--or "cash"--does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash, such as those described in the Glossary of this prospectus. (Most mutual funds hold at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some funds strive to keep cash levels at a minimum and to always remain fully invested in stocks and/or bonds, other funds allow investment advisors to hold up to up to 20% of a fund's assets in cash reserves.

other hand, a "weaker" U.S. dollar generally leads to higher returns for Americans holding foreign investments.

  The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.

  The Fund may also invest in derivatives.

[FLAG APPEARS   The Fund reserves the right to invest, to a limited extent, in
HERE]           bond and stock futures and options contracts, which are
                traditional types of derivatives. The Fund may also invest modestly in less risky classes of collateralized mortgage obligations (CMOs).

  Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. If it holds futures and options, the Fund will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the contract. Only a limited percentage of the Fund's assets--5%--may be applied toward the deposits required on futures contracts, and the value of all futures contracts in which the Fund acquires an interest cannot exceed 20% of the Fund's total assets.

  The Fund will invest in futures and options to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds and stocks.

  The Fund will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit.

Investment Limitations

The Fund has adopted limitations on some of its investment policies. Some of these limitations are that the Fund will not:

* Invest more than 25% of its total assets in any one industry.
* Borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of its net assets. Whenever the Fund's outstanding borrowing is more than 5% of its assets, it will stop making investments.
  With respect to 75% of its assets, the Fund will not:
* Invest more than 5% of its assets in the securities of any single issuer except the U.S. government.
* Buy more than 10% of the outstanding voting securities of any issuer.

  A complete list of the Fund's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Fund's shareholders.

Investment Performance

Although Vanguard/Wellesley Income Fund invests primarily in bonds, it holds a sizable percentage of common stocks, so the Fund's performance is closely tied to both the bond and stock markets. Changes in interest rates are the strongest influence on bond market performance. Stock market performance, on the other hand, has historically been characterized by sharp up-and-down swings in the short term, but by more stable growth over the long term.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                       For Years Ended December 31, 1997
--------------------------------------------------------------------------------

                    Wellesley Income Fund        Composite Index(*)

1 Year                     20.2%                      19.4%
3 Years                    19.2%                      18.6%
5 Years                    13.2%                      12.8%
10 Years                   13.3%                      13.0%


* The Composite Index is made up of 65% bonds and 35% stocks.

  The results shown represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on an unmanaged Composite Index of 65% bonds and 35% stocks. The Lehman Long-Term Corporate AA or Better Bond Index (an index of high-quality intermediate- and long-term corporate bonds) represents the bond portion of the composite index. The S&P/BARRA Value Index (an index of dividend-oriented large-company stocks) makes up 75% of the composite index's stock portion; the S&P Utilities Index (a measure of large gas and electric utility companies) makes up 12.5%; and the S&P Telephone Index (a measure of large telephone utility companies) makes up the remaining 12.5%. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.

Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time). Net asset value

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                               Past Performance

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                Distributions

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from interest the fund earns from its money market and bond investments as well as dividends it receives from its stock investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                              "Buying a Dividend"

Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x
$19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                    Vanguard's Unique Corporate Structure

The Vanguard Group, Inc., is the only mutual mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the number of Fund shares outstanding:
                       Total Assets  -  Liabilities
  Net Asset Value  =   ----------------------------
                       Number of Shares Outstanding

  The daily net asset value is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

  The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is Wellsl.

Dividends, Capital Gains, and Taxes

Each March, June, September, and December, the Fund distributes to shareholders virtually all of its income from interest and dividends. Any capital gains realized from the sale of securities are distributed in December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at other times during the year.

  If you own shares of the Fund as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your tax adviser about the tax consequences of an investment in the Fund and of any plan withdrawals.

  If your Vanguard/Wellesley Income Fund investment is not part of an employer-sponsored plan, you can receive distributions of income in cash or in more shares of the Fund. Both dividend and capital gains distributions--whether received in cash or reinvested in additional shares--are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Fund. You should consult your tax adviser about other tax consequences of an investment in the Fund.

The Fund and Vanguard

Vanguard/Wellesley Income Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $360 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

  Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

  A list of the Fund's Directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

Investment Adviser

The Fund employs Wellington Management Company, LLP (WMC), 75 State Street, Boston, MA 02109, as its investment adviser. WMC manages the Fund subject to the control of the Directors and officers of the Fund.

  Each quarter, WMC is paid an advisory fee based on the Fund's average month-end net assets during that quarter:

        ---------------------------------------------------
        Average Assets Managed                        Fee
        ---------------------------------------------------

        First $1 billion                              0.10%
        Next $2 billion                               0.05
        Next $7 billion                               0.04
        Assets over $10 billion                       0.03
        ---------------------------------------------------

  The advisory fee can be increased or decreased based on the difference between the Fund's total return performance and that of its unmanaged Composite Index, 65% of which is made up of the Lehman Long-Term Corporate AA or Better Bond Index and 35% of which comprises a blended stock composite (75% S&P/ BARRA Value Index, 12.5% S&P Utilities Index, and 12.5% S&P Telephone Index). Under the fee schedule, the basic fee may be increased or decreased by as much as 20%. The incentive/penalty fee will not be in full operation until the quarter ending March 31, 1999. Until that date, the incentive/penalty fee will be calculated using certain transition rules that are explained in the Statement of Additional Information.

  For the fiscal year ended December 31, 1997, the investment advisory fee paid to WMC represented an effective annual basic rate of 0.05% of the Fund's average net assets before an increase of 0.01% based on performance.

  The agreement authorizes WMC to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and directs WMC to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, WMC may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then WMC is authorized to choose a broker who, in addition to executing the transaction, will provide research services to WMC or the Fund. However, WMC will not pay higher commissions specifically for the purpose of obtaining

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                              The Fund's Adviser

Wellington Management Company, LLP, an investment advisory firm founded in 1928, currently manages more than $175 billion in stock and bond portfolios, including 14 Vanguard funds. The managers responsible for overseeing Vanguard/Wellesley Income Fund are:

  Earl E. McEvoy, Senior Vice President of WMC; has worked in investment management since 1972; with WMC since 1978; B.A., Dartmouth College; M.B.A., Columbia Business School.

  John R. Ryan, CFA, Senior Vice President and Managing Partner of WMC; has worked in investment management since 1981; with WMC since 1981; B.S., Lehigh University; M.B.A., University of Virginia.

research services. The Fund may direct WMC to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

  The Fund's Board of Directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for WMC or as an additional adviser. However, no such change would be made before giving shareholders 30 days' notice, in writing.

General Information

Vanguard/Wellesley Income Fund, Inc., is a corporation organized under the laws of the state of Maryland. Shareholders of the Fund have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as the election of Directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Director if the holders of at least 10% of the Fund's shares request a meeting in writing.

"Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Investing with Vanguard

For Plan Participants

Vanguard/Wellesley Income Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

 . If you have any questions about the Fund or Vanguard, including the Fund's investment objectives, strategy, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.
 . If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

Investment Options and Allocations

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

Exchanges

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits exchange activity to two substantive exchange redemptions (at least 30 days apart) from the Fund during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Fund. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

  Before making an exchange, you should consider the following:

 . Before you exchange to another Vanguard fund available in your plan, you should read that fund's prospectus. Contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188 for a copy.
 . Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

For Other Institutional Investors

If you have questions about Vanguard/Wellesley Income Fund, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

  If you have questions about an existing account, contact your Vanguard account administrator.

 Transactions

 Purchases, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold will be the Fund's next-determined net asset value after Vanguard has processed your request, provided your request has been received before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time).

   Vanguard must consider the interests of all Fund shareholders and so reserves the right to:

 . Delay or reject any purchase or exchange request that may disrupt the Fund's operation or performance.
 . Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.
 . Take up to seven days to deliver your redemption proceeds.
 . Pay redemption proceeds--in whole or in part--through a distribution in kind of readily marketable securities.

Accessing Fund Information by Computer

Vanguard Online(R) Use your personal computer to learn more about Vanguard's
www.vanguard.com   funds and services; keep in touch with your Vanguard
                   accounts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

                   Our education-oriented website provides timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

Glossary of Investment Terms

Balanced Fund
A mutual fund that seeks to provide some combination of income, capital growth, and conservation of principal by investing in stocks, bonds, and/or money market instruments.

Bond
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. The issuer usually agrees to pay back the loan--through regular interest payments--by a specific date.

Capital Gains Distribution
Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

Cash Reserves
Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Credit Quality
A measure of a bond issuer's ability to repay interest and principal in a timely manner.

Dividend Income
Payment to shareholders of income from interest or dividends generated by the fund's investments.

Duration
A measure of the sensitivity of bond prices-- and the share prices of bond funds--to interest rate changes. For example, if a bond has a duration of two years, its price would fall about 2% when interest rates rose 1 percentage point; conversely, the bond's price would rise about 2% if interest rates fell 1 percentage point.

Expense Ratio
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

Fixed-Income Securities
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

Investment Adviser
An organization that makes the day-to-day decisions regarding a portfolio's investments.

Investment Grade
Bonds whose credit quality is considered to be among the highest by independent bond-rating agencies.

Maturity
The date that a bond issuer agrees to repay the bond's principal to the bond's buyer.

Mutual Fund
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Principal
The amount of your own money you put into an investment.

Total Return
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Volatility
The fluctuations in price of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

Yield
Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's current price.

                                    [LOGO OF THE VANGUARD GROUP(R) APPEARS HERE]

                                                 Institutional Division
                                                 Post Office Box 2900
                                                 Valley Forge, PA 19482

For Participants in Employer-Sponsored Plans

Participant Services Center
1-800-523-1188
Text Telephone:
1-800-523-8004
For information on the Vanguard funds in your plan, Monday through Friday, 8:30 a.m. to 9 p.m., Eastern time

For Other Institutional Investors
1-800-523-1036
For information on Vanguard funds and services

Electronic Access to the Vanguard Mutual Fund Education and Information Center World Wide Web www.vanguard.com

E-mail
online@vanguard.com



                                                     (C) 1998 Vanguard Marketing
                                                     Corporation, Distributor

                                    PART B

                     VANGUARD/WELLESLEY INCOME FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                              APRIL 24, 1998

  This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated April 24, 1998). To obtain the Prospectus please call:

                        INVESTOR INFORMATION DEPARTMENT
                                1-800-662-7447

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................  B-1
Investment Limitations.....................................................  B-6
The Share Price of the Fund................................................  B-8
Purchase of Shares.........................................................  B-8
Redemption of Shares.......................................................  B-9
Yield and Total Return..................................................... B-10
The Vanguard Group......................................................... B-11
Investment Advisory Services............................................... B-14
Portfolio Transactions..................................................... B-16
Performance Measures....................................................... B-17
Financial Statements....................................................... B-20
Appendix-Description and Ratings of Securities............................. B-20

                       INVESTMENT OBJECTIVE AND POLICIES

PORTFOLIO TURNOVER

  While the rate of portfolio turnover is not a limiting factor when manage-ment deems changes appropriate, it is anticipated that the Fund's annual com-mon stock portfolio turnover rate will not normally exceed 40%. The Fund's bond and common stock portfolio turnover rate for each of its last ten fiscal years is set forth under "Financial Highlights," in the Fund's Prospectus.

REPURCHASE AGREEMENTS

  The Fund may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to gener-ate income from its excess cash balances. A repurchase agreement is an agree-ment under which the Fund acquires a money market instrument (generally a se-curity issued by the U.S. Government or an agency thereof, a banker's accept-ance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan col-lateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unre-lated to the interest rate on the underlying instrument. In these transac-tions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Directors will monitor the Fund's repurchase agreement trans-actions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above. See "Illiquid Securities" on page 4.

  The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the un-derlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the under-lying security is collateral for a loan by the Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

MORTGAGE-BACKED SECURITIES

  The Fund may invest in mortgage-backed securities. Mortgage-backed securi-ties are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages back-ing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities may be expected to accelerate. Prepayment of mortgages which under-lie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

  Collateralized Mortgage Obligations ("CMOs") are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government, or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes, with principal and interest allocated to each class in a variety of ways. Each class of a CMO, or "tranche," is issued with a specific fixed or floating cou-pon rate and has a stated maturity or final distribution date. The Fund will invest modestly in those CMO classes which feature a high degree of cash flow predictability and moderate vulnerability to prepayment risk, and that carry high-quality investment grade credit ratings.

LENDING OF SECURITIES

  The Fund may lend its securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its portfolio securities to qualified brokers, dealers, banks, or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Com-pany Act of 1940, or the Rules and Regulations or interpretations of the Secu-rities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government hav-ing a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the se-curities loaned rises (i.e. the borrower "marks to the market" on a daily ba-sis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any in-crease in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after no-tice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditwor-thiness of the broker, dealer or institution, will be considered in making de-cisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

  At the present time, the Staff of the Commission does not object if an in-vestment company pays reasonable negotiated fees in connection with loaned se-curities, so long as such fees are set forth in a written contract and ap-proved by the investment company's directors. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

FOREIGN INVESTMENTS.

  As indicated in the Prospectus, the Fund may invest up to 20% of its equity assets in foreign common stocks and securities convertible into foreign stocks. The Fund may also invest in U.S. dollar denominated debt securities issued by foreign governments, their agencies and instrumentalities, suprana-tional entities and companies located outside the U.S. without limit. Invest-ors should recognize that investing in foreign companies involves certain spe-cial considerations which are not typically associated with investing in U.S. companies. Among these risks are the following:

  Country Risk. As foreign companies are not generally subject to uniform ac-counting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly avail-able information about certain foreign companies than about domestic compa-nies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commis-sions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodian arrangement for handling U.S. se-curities of equal value.

  Certain foreign governments levy withholding taxes against dividend and in-terest income. Although in some countries a portion of these taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments.

  Currency Risk. Since the stocks of foreign companies are frequently denomi-nated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions be-tween various currencies. The investment policies of the Fund permit it to en-ter into forward foreign currency exchange contracts in order to hedge hold-ings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

ILLIQUID SECURITIES.

  Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books. An illiquid secu-rity includes repurchase agreements which have a maturity of longer than seven days, securities which are illiquid by virtue of the absence of a readily available market, and demand instruments with a demand notice exceeding seven days. Illiquid securities may include securities that are not registered under the Securities Act of 1933 (the "1933 Act"); however, unregistered securities that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act will not be considered illiquid so long as it is de-termined by the Fund's advisor that an adequate trading market exists for the security.

FUTURES CONTRACTS AND OPTIONS

  The Fund may enter into futures contracts, options, and options on futures contracts for the purpose of simulating full investment and reducing transac-tions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regu-lated under the Commodity Exchange Act by the Commodity Futures Trading Com-mission ("CFTC"), a U.S. Government Agency. Assets committed to futures con-tracts will be segregated at the Fund's custodian bank to the extent required by law.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold," or "selling" a contract pre-viously purchased) in an identical contract to terminate the position. Broker-age commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an in-crease in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures con-tract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

  The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addi-tion, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would ex-ceed 20% of the Fund's total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

  Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assur-ance that a liquid secondary market will exist for any particular futures con-tract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell port-folio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make deliv-ery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge it.

  The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the Adviser will incorrectly predict market trends. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss fre-quently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had in-vested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by the Fund does involve the risk of im-perfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or re-lated option. Additionally, investments in futures contracts and options in-volve the risk that the investment adviser will incorrectly predict stock mar-ket and interest rate trends.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

  The Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any un-recognized gains on related positions held by the Fund.

  In order for the Fund to continue to qualify for Federal income tax treat-ment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, inter-est, income derived from loans of securities, gains from the sale of securi-ties or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. Any net gain realized from the closing out of futures contracts will be considered gain from the sale of se-curities and therefore be qualifying income for purposes of the 90% require-ment.

  The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transac-tions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the distributions.

                            INVESTMENT LIMITATIONS

  The following restrictions and fundamental policies cannot be changed with-out approval of the holders of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act of 1940). The Fund may not un-der any circumstances:

    1) Invest for the purpose of controlling management of any company;

    2) With respect to 75% of the value of its total assets, purchase the se-curities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

    3) Invest in securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets ap-proved by the Fund's shareholders or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Fund will invest only in investment companies which have investment ob-jectives and investment policies consistent with those of the Fund;

    4) Engage in the business of underwriting securities issued by other per-sons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;

    5) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including the Fund's investment in The Vanguard Group, Inc.);

    6) Borrow money, except that the Fund may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might other-wise require the untimely disposition of securities, in an amount not ex-ceeding 10% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional invest-ments;

    7) Invest in commodities except that the Fund may invest in stock futures contracts or stock options to the extent that not more than 5% of the Fund's assets are required as deposit to secure obligations under futures contracts and not more than 20% of the Fund's assets are invested in futures contracts and options at any time, or purchase or sell real estate, although the Fund may purchase and sell securities of companies which deal in real estate, or interests therein;

    8) Purchase securities on margin or sell any securities short except as specified above in investment limitation No. 7;

    9) Pledge, mortgage or hypothecate any of its assets to an extent greater than 5% of the value of its total assets;

    10) Purchase or retain securities of an issuer if an Officer or Director of such issuer is an Officer or Director of the Fund or its investment ad-viser and one or more of such Officers or Directors of the Fund or its in-vestment adviser owns beneficially more than 1/2% of the shares or securi-ties of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities;

    11) Make loans except (i) by purchasing bonds, debentures or similar ob-ligations (including repurchase agreements) which are either publicly dis-tributed or customarily purchased by institutional investors, and (ii) as provided under "Lending of Securities"; and

    12) Invest more than 25% of the value of its total assets in any one in-dustry. Utility companies will be divided according to their services; for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

  Although not fundamental policies subject to shareholder vote, as long as the Fund's shares are registered for sale in certain states, it may not invest in put, calls, straddle or spread options (except as specified above in in-vestment limitation No. 7) or in interests in oil, gas or other mineral explo-ration or development programs.

  If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in the value of assets will not constitute a violation of such restriction.

  The above-mentioned investment limitations are considered at the time in-vestment securities are purchased. Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contrib-ute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, adminis-trative, distribution or related services to the Fund and other investment companies. See "Management of the Fund."

                       THE SHARE PRICE OF THE FUND

  The Fund's share price, or "net asset value" per share, is calculated by di-viding the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, on each day that the Exchange is open for trading.

  Portfolio securities for which market quotations are readily available (in-cludes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices, provided by a pricing service when such prices are believed to re-flect the fair market value of such securities.

  Short term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premi-um, which approximates market value.

  Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of se-curities as well as any developments related to specific securities.

  Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time the Fund is valued. If events which materially affect the value of the Fund's investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Directors deems in good faith to reflect fair value.

  In determining the Fund's net asset value per share, all assets and liabili-ties initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stan-ley Capital International in calculating various benchmarking indices. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Directors.

  Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Directors deems in good faith to reflect fair value.

  The share price for the Fund can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

                              PURCHASE OF SHARES

  The Fund reserves the right in its sole discretion (i) to suspend the offer-ings of its shares, (ii) to reject purchase or exchange purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                             REDEMPTION OF SHARES

  The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not rea-sonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

  The Fund has made an election with the Commission to pay in cash all redemp-tions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Direc-tors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemp-tions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Fund's Share Price" and a redeeming share-holder would normally incur brokerage expenses if he converted these securi-ties to cash.

  No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securi-ties held by the Fund.

  The Fund has authorized Charles Schwab & Co., Inc. ("Schwab") to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf subject to those terms and condi-tions. Under this arrangement, the Fund will be deemed to have received a pur-chase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with the Fund's instructions. Cus-tomer orders that are properly transmitted to the Fund by Schwab, or if appli-cable, Schwab's authorized designee, will be priced as follows:

  Orders received by Schwab before 3 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on the Fund's net asset value calculated at the close of trading that day. Orders re-ceived by Schwab after 3 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on the Fund's net asset value calculated at the close of trading that day.

SIGNATURE GUARANTEES

  To protect your account, the Fund and Vanguard from fraud, signature guaran-tees are required for certain redemptions. Signatures guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or to an address other than the address of record; and (2) share transfer requests.

  The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                            YIELD AND TOTAL RETURN

  The yield of the Fund for the 30-day period ended December 31, 1997 was +5.31%.

  The average annual total return of the Fund for the one-, five- and ten-year periods ended December 31, 1997 was +20.19%, +13.18% and +13.34%, respective-ly. Total return is computed by finding the average compounded rates of return over the one-, five- and ten-year periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeem-able value of the investment.

                              THE VANGUARD GROUP

DIRECTORS AND OFFICERS

  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. The following is a list of Directors and Offi-cers of the Fund and a statement of their present positions and principal oc-cupations during the past five years. The mailing address of the Fund's Direc-tors and Officers is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, (DOB: 5/8/1929)            ALFRED M. RANKIN, JR., (DOB:
Senior Chairman, and Director*            10/8/1941) Director
 Senior Chairman, and Director of          Chairman, President, Chief
 The Vanguard Group, Inc., and of          Executive Officer, and Director of
 each of the investment companies in       NACCO Industries, Inc.; Director of
 The Vanguard Group; Director of The       The BFGoodrich Company, and The
 Mead Corporation, General Accident        Standard Products Company.
 Insurance, and Chris-Craft
 Industries, Inc.                         JOHN C. SAWHILL, (DOB: 6/12/1936)
                                          Director
JOHN J. BRENNAN, (DOB: 7/29/1954)          President and Chief Executive
Chairman, Chief Executive Officer &        Officer of The Nature Conservancy;
Director*                                  formerly, Director and Senior
 Chairman, Chief Executive Officer         Partner of McKinsey & Co., and
 and Director of The Vanguard Group,       President of New York University;
 Inc., and of each of the investment       Director of Pacific Gas and
 companies in The Vanguard Group.          Electric Company, Proctor & Gamble
                                           Company, and NACCO Industries.
ROBERT E. CAWTHORN, (DOB: 9/28/1935)
Director                                  JAMES O. WELCH, JR., (DOB:
 Chairman Emeritus and Director of        5/13/1931) Director
 Rhone-Poulenc Rorer, Inc.; Managing       Retired Chairman of Nabisco Brands,
 Director of Global Health Care            Inc.; retired Vice Chairman and
 Partners/DLJ Merchant Banking             Director of RJR Nabisco; Director
 Partners; Director of Sun Company,        of TECO Energy, Inc., and Director
 Inc., and Director of Westinghouse        of Kmart Corporation.
 Electric Corporation.
                                          J. LAWRENCE WILSON, (DOB: 3/2/1936)
BARBARA BARNES HAUPTFUHRER, (DOB:         Director
10/11/1928) Director                       Chairman and Chief Executive
 Director of The Great Atlantic and        Officer of Rohm & Haas Company;
 Pacific Tea Company, IKON Office          Director of Cummins Engine Company,
 Solutions, Inc., Raytheon Company,        and the Mead Corporation; and
 Knight-Ridder, Inc., Massachusetts        Trustee of Vanderbilt University.
 Mutual Life Insurance Company, and
 Ladies Professional Golf                 RAYMOND J. KLAPINSKY,
 Association; and Trustee Emerita of      (DOB:12/7/1938) Secretary*
 Wellesley College.                        Managing Director and Secretary of
                                           The Vanguard Group, Inc.; Secretary
BRUCE K. MACLAURY, (DOB: 5/7/1931)         of each of the investment companies
Director                                   in The Vanguard Group.
 President Emeritus of The Brookings
 Institution; Director of American        RICHARD F. HYLAND, (DOB: 3/22/1937)
 Express Bank, Ltd., The St. Paul         Treasurer*
 Companies, Inc. and National Steel        Treasurer of The Vanguard Group,
 Corporation.                              Inc. and of each of the investment
                                           companies in The Vanguard Group.
BURTON G. MALKIEL, (DOB: 8/28/1932)
Director                                  KAREN E. WEST, (DOB: 9/13/1946)
 Chemical Bank Chairman's Professor       Controller*
 of Economics, Princeton University;       Principal of The Vanguard Group,
 Director of Prudential Insurance          Inc.; Controller of each of the
 Co. of America, Amdahl Corporation,       investment companies in The
 Baker Fentress & Co., The Jeffrey         Vanguard Group.
 Co. and Southern New England              --------
 Telecommunications Company.               *Officers of the Fund are "inter-
                                           ested persons" as defined in the
                                           Investment Company Act of 1940.

THE VANGUARD GROUP

  Vanguard/Wellesley Income Fund is a member of The Vanguard Group of Invest-ment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.

  Vanguard employs a supporting staff of management and administrative person-nel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

  The Fund's Officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external ad-viser for the Funds.

  The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to pre-vent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are per-mitted to engage in personal securities transactions. However, such transac-tions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

  The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's rela-tive net assets and its contribution to Vanguard's capital. At December 31, 1997, the Fund had contributed capital of $506,000 to Vanguard, representing 2.5% of Vanguard's capitalization. The Funds' Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there is no other limitation on the amount that each Van-guard Fund may contribute to Vanguard's capitalization.

MANAGEMENT

  Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships;
(6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended December 31, 1997, the Fund's share of Vanguard's actual net costs of opera-tion relating to management and administrative services (including transfer agency) totaled approximately $15,331,000.

DISTRIBUTION

  Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for the shares of the Funds in con-nection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

  The principal distribution expenses are for advertising, promotional materi-als and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment com-panies which will become members of the Group. The directors and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

  One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contri-bution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended December 31, 1997, the Fund paid approximately $1,431,000 of the Group's distribution and market-ing expenses.

INVESTMENT ADVISORY SERVICES

  Vanguard provides Vanguard Money Market Reserves, Vanguard Treasury Fund, Vanguard Admiral Funds, Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard Institutional Index Fund, Vanguard Bond Index Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Balanced In-dex Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, Van-guard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the REIT Portfolio of Vanguard Specialized Portfolios, the Total Inter-national Portfolio of Vanguard STAR Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund, a portion of Vanguard/Explorer Fund as well as several indexed separate accounts, with investment advisory services. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.

DIRECTOR/TRUSTEE COMPENSATION

  The individuals in the table below serve as Directors/Trustees of all Van-guard Funds, and each Fund pays a proportionate share of the Directors'/Trustees' compensation. The Funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Funds.

  INDEPENDENT DIRECTORS/TRUSTEES. The Funds compensate their independent Directors/Trustees--that is, the ones who are not also officers of the Fund-- in three ways:

 . The independent Directors/Trustees receive an annual fee for their service to the Funds, which is subject to reduction based on absences from scheduled Board meetings.

 . The independent Directors/Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

 . Upon retirement, the independent Directors/Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until the Directors'/Trustees' death.

  "INTERESTED" DIRECTORS/TRUSTEES. The Funds' interested Directors/Trustees-- Messrs. Bogle and Brennan--receive no compensation for their service in that capacity. However, they are paid in their role as officers of The Vanguard Group, Inc.

  COMPENSATION TABLE. The following table provides compensation details for each of the Directors. For the Fund, we list the amounts paid as compensation and accrued as retirement benefits by the Fund for each Director. In addition, the table shows the total amount of benefits that we expect each Director/Trustee to receive from all Vanguard Funds upon retirement, and the total amount of compensation paid to each Director/Trustee by all Vanguard Funds. All information shown is for the fiscal year ended December 31, 1997:

                        VANGUARD/WELLESLEY INCOME FUND
                              COMPENSATION TABLE

                                            PENSION OR                 TOTAL
                                            RETIREMENT  ESTIMATED  COMPENSATION
                                             BENEFITS     ANNUAL     FROM ALL
                               AGGREGATE    ACCRUED AS   BENEFITS    VANGUARD
                              COMPENSATION PART OF FUND    UPON    FUNDS PAID TO
NAMES OF DIRECTORS             FROM FUND     EXPENSES   RETIREMENT DIRECTORS(2)
------------------            ------------ ------------ ---------- -------------
John C. Bogle(1).............      None        None         None         None
John J. Brennan(1)...........      None        None         None         None
Barbara Barnes Hauptfuhrer...    $1,940        $280      $15,000      $70,000
Robert E. Cawthorn...........    $1,940        $233      $13,000      $70,000
Bruce K. MacLaury............    $2,068        $268      $12,000      $65,000
Burton G. Malkiel............    $1,953        $188      $15,000      $70,000
Alfred M. Rankin, Jr. .......    $1,940        $147      $15,000      $70,000
John C. Sawhill..............    $1,940        $175      $15,000      $70,000
James O. Welch, Jr. .........    $1,940        $215      $15,000      $70,000
J. Lawrence Wilson...........    $1,940        $155      $15,000      $70,000

--------
(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their services as Director.

(2) The amounts reported in this column reflect the total compensation paid to each Director for his or her services as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).

                         INVESTMENT ADVISORY SERVICES

  The Fund employs Wellington Management Company, LLP (the "Adviser") under an investment advisory agreement dated October 1, 1997 to manage the investment and reinvestment of the assets of the Fund and to continuously review, super-vise and administer the Fund's investment program. The Adviser is a profes-sional investment counseling firm which provides investment services to in-vestment companies, other institutions and individuals. Among the clients of the Adviser are more than 10 of the investment companies of The Vanguard Group. The Adviser and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment coun-seling clients since 1960. The Adviser is a Massachusetts limited liability partnership whose managing partners are Robert W. Doran, Duncan M. McFarland and John R. Ryan. The Adviser discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

  The Fund pays the Adviser an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual per-centage rates, to the Fund's average month-end net assets for the quarter:

   NET ASSETS                                                              RATE
   ----------                                                              -----
   First $1 billion....................................................... .100%
   Next $2 billion........................................................ .050%
   Next $7 billion........................................................ .040%
   Over $10 billion....................................................... .030%

  The quarterly payment to the Adviser may be increased or decreased by apply-ing an incentive/penalty adjustment reflecting the investment performance of the Fund relative to the investment performance of a "composite index", 65% of which shall be comprised of the Lehman Long-Term Corporate AA or Better Bond Index and 35% of which shall be comprised of a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

  The following table sets forth the incentive/penalty adjustment to the basic advisory fee payable by the Fund to WMC under the new advisory agreement:

       CUMULATIVE 36-MONTH
           PERFORMANCE                                        PERFORMANCE FEE
   VERSUS THE COMPOSITE INDEX                                    ADJUSTMENT
   --------------------------                                ------------------
   Less than -3%............................................ -0.20 X Basic Fee*
   Between -1.5% and -3%....................................  -0.10 X Basic Fee
   Between -1.5% and 1.5%...................................      0 X Basic Fee
   Between +1.5% and +3%....................................  +0.10 X Basic Fee
   More than +3%............................................  +0.20 X Basic Fee

--------

* For purposes of this calculation, the Basic Fee is calculated by applying the quarterly rate against average assets over the same time period which the performance is measured.

  Until the quarter ending March 31, 1999, the performance adjustment for the Adviser will be calculated according to the following transition rules:

    (a) October 1, 1997 through March 31, 1999. Beginning with the quarter ending December 31, 1997, and until the quarter ending March 31, 1999, the Performance adjustment will be computed based upon a comparison of the in-vestment performance of the Fund and that of the Composite Index over the number of months that have elapsed between April 1, 1996 (the beginning of the incentive/penalty arrangement with the Fund) and the end of the quarter for which the fee is computed, and will be applied to the average monthly assets over the same period. The number of percentage points by which the investment performance of the Fund must exceed the investment record of the Composite Index shall increase proportionately from .75 and 1.5, respec-tively, for the eighteen months ending October 31, 1997, to 1.5 and 3, for the thirty-six months ending March 31, 1999.

    (b) On and After March 31, 1999. For the quarter ending March 31, 1999 and thereafter, the period used to calculate the incentive/penalty adjust-ment shall be the 36 months preceding the end of the quarter for which the fee is being computed and the number of percentage points used shall be 1.5 and 3. Upon request, the Fund will provide the Adviser access to the docu-ments substantiating the calculation of the performance adjustment.

    The investment performance of the Fund for such period, expressed as a percentage of the net asset value per share of the Fund at the beginning of such period, shall be the sum of: (i) the change in the net asset value per share of the Fund during such period; (ii) the value of the cash distribu-tions per share of the Fund accumulated to the end of such period; and
  (iii) the value of capital gains taxes per share paid or payable by the Fund on undistributed realized long-term capital gains accumulated to the end of such period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment in-come and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and divi-dends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

    The "investment record" of the Stock Index for the period, expressed as a percentage of the Stock Index level at the beginning of the period, shall be the sum of (i) the change in the level of the Stock Index during the pe-riod, and (ii) the value, computed consistently with the Stock Index, of cash distributions having an ex-dividend date occurring within the period made by companies whose securities comprise the Stock Index. The "invest-ment record" of the Bond Index for the period, expressed as a percentage of the Bond Index level at the beginning of such period shall be the sum of
  (i) the change in the level of the Bond Index during the period, and (ii) the value of the interest accrued or paid on the bonds included in the Bond Index, assuming the reinvestment of such interest on a monthly basis. Com-putation of these two components as the Combined Index shall be made on the basis of 35% in the Stock Index and 65% in the Bond Index at the beginning of each quarter.

  During the fiscal years ended December 31, 1995, 1996 and 1997 the invest-ment advisory fees paid by the Fund totaled approximately $4,349,000, $3,606,000 and $4,364,000 respectively. These fees were paid pursuant to the terms of a previous investment advisory agreement, which called for a higher rate of fees.

  The advisory agreement continues in effect until September 30, 1999 and is renewable thereafter, for successive one-year periods, only if such renewal is specifically approved at least annually by a vote of the Fund's Board of Di-rectors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the In-vestment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund, in such event, continuance shall be effected only if approved by the af-firmative vote of a majority of the outstanding voting securities of the Fund. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of its outstanding voting securities on 60 days' written notice to the Adviser, or (2) by the Adviser upon 90 days' written notice to the Fund.

  The Fund's Board of Directors may, without the approval of shareholders, provide for:

    A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

    B. A change in the terms of an advisory agreement.

    C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.

  Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the ad-viser that would have normally been included in a proxy statement.

                            PORTFOLIO TRANSACTIONS

  The investment advisory agreement authorizes the Adviser (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and di-rects the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Adviser has undertaken to execute each investment transaction at a price and commis-sion which provides the most favorable total cost or proceeds reasonably ob-tainable under the circumstances.

  In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and the most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and the most favorable execution, consideration may be given to those brokers which supply investment research and statistical in-formation and provide other services in addition to execution services to the Fund and/or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

  The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for ef-fecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Ad-viser to the Fund and the other Funds in the Group.

  Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that other-wise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, the Adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

  Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be executed through such firms. However, the Fund may place portfolio orders with qualified bro-ker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a par-ticular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

  During the fiscal years ended December 31, 1995, 1996 and 1997 the Fund paid $1,787,291, $2,064,421 and $2,671,851 in brokerage commissions, respectively.

  Some securities considered for investment by the Fund may also be appropri-ate for other Funds and/or clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Fund and one or more of these other Funds or clients serviced by the Adviser are con-sidered at or about the same time, transactions in such securities will be al-located among the several Funds and clients in a manner deemed equitable by the Adviser.

                             PERFORMANCE MEASURES

  Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

  Each of the investment company members of the Vanguard Group, including Vanguard/Wellesley Income Fund, may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

  STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--is a well diversified list of 500 companies representing the U.S. Stock Market.

  STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

  STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

  STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

  RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

  WILSHIRE 5000 EQUITY INDEX--consists of more than 7,000 common equity secu-rities, covering all stocks in the U.S. for which daily pricing is available.

  WILSHIRE 4500 EQUITY INDEX--consists of all stocks in the Wilshire 5000 ex-cept for the 500 stocks in the Standard and Poor's 500 Index.

  MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia and the Far East.

  GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convert-ible issues of $100 million or greater in market capitalization. The index is priced monthly.

  SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by pri-vate lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

  SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly is-sued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  LEHMAN LONG-TERM TREASURY BOND INDEX--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

  MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

  LEHMAN CORPORATE (Baa) BOND INDEX--consists of all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a ma-turity longer than 1 year and with more than $25 million outstanding. This in-dex includes over 1,000 issues.

  LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued fixed-rate, non-convertible US debt issues rated at least Baa, with at least $50 million prin-cipal outstanding and maturity greater than 10 years.

  BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high-grade general obligation municipal bonds.

  MERRILL LYNCH DRD-ELIGIBLE INDEX--includes preferred stock issues which are eligible for the corporate dividends-received-deduction.

  NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not in-clude income.

  COMPOSITE INDEX--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

  COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

  COMPOSITE INDEX--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

  LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

  RUSSELL 2000 STOCK INDEX--consists of the smallest 2,000 stocks within the Russell 3000; a widely-used benchmark for small capitalization common stocks.

  LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market-weighted index that con-tains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

  LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities be-tween 1 and 5 years. The index has a market value of over $1.6 trillion.

  LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX-- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

  LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The in-dex has a market value of over $900 billion.

  LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of aver-age government money market funds with similar investment objectives and poli-cies, as measured by Lipper Analytical Services, Inc.

  LIPPER SMALL COMPANY GROWTH FUND AVERAGE--the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper de-fines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average perfor-mance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

  LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed in-come funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  RUSSELL 3000 INDEX--consists of approximately the 3,000 largest stocks of U.S.-domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded Stocks in the U.S.

                           FINANCIAL STATEMENTS

  The Fund's Financial Statements as of and for the year ended December 31, 1997 appearing in the Vanguard/Wellesley Income Fund 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent ac-countants, also appearing therein, are incorporated by reference in this Statement of Additional Information.

                APPENDIX--DESCRIPTION AND RATINGS OF SECURITIES

I. DESCRIPTION OF BOND RATINGS

  The Fund will invest in investment grade bonds (i.e. those rated at least Baa by Moody's Investors Service, Inc. or those rated BBB by Standard & Poor's Corporation). In the event that a bond held by the Fund is downgraded, the ad-viser may continue to hold such bond. The following are excerpts from Moody's Investors Service, Inc. description of its four highest preferred bond rat-ings:

  Aaa--judged to be the best quality by all standards; Aa--together with the Aaa group, comprise what are generally known as high grade bonds; A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa--considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and princi-pal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

  Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

  The following are excerpts from Standard & Poor's Corporation description of its four highest stock ratings:

  AAA--highest grade obligations. Capacity to pay interest and repay principal is extremely strong; AA--also qualify as high grade obligations, a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree; A--regarded as upper medium grade. They have a strong capac-ity to pay interest and repay principal although somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate pro-tection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment.

  Standard & Poor's applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating cat-egories.

                                    PART C

                     VANGUARD/WELLESLEY INCOME FUND, INC.

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

  (A) FINANCIAL STATEMENTS

  The Registrant's financial statements as of and for the year ended December 31, 1997, including Price Waterhouse LLP's report thereon, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1997 Annual Report which has been filed with the Commission. The financial statements included in the Annual Report are:

   1. Statement of Net Assets as of December 31, 1997.

   2. Statement of Operations for the year ended December 31, 1997.

   3. Statement of Changes in Net Assets for the years ended December 31, 1996 and 1997.

   4. Financial Highlights for each of the five years in the period ended De-cember 31, 1997 (also appearing in the Prospectus along with previous years).
   5. Notes to Financial Statements.
   6. Report of Independent Accountants.

  (B) EXHIBITS

    1. Articles of Incorporation**
    2. By-Laws of Registrant**
    3. Not Applicable
    4. Not Applicable
    5. Not Applicable
    6. Not Applicable
    7. Reference is made to the section entitled "The Vanguard Group" in the Registrant's Statement of Additional Information
    8. Form of Custody Agreement**
    9. Form of Vanguard Service Agreement**
   10. Opinion of Counsel**
   11. Consent of Independent Accountants*
   12. Financial Statements--reference is made to (a) above
   13. Not Applicable
   14. Not Applicable
   15. Not Applicable
   16. Schedule for Computation of Performance Quotations*
   27. Financial Data Schedule*

--------
 *Filed herewith
**Previously filed

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Registrant is not controlled by or under common control with any person. The Officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "The Fund and Vanguard" in the Prospectus constituting Part A and "The Vanguard Group" in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

  As of December 31, 1997 there were 269,699 shareholders.

ITEM 27. INDEMNIFICATION

  Reference is made to Article XI of Registrant's Articles of Incorporation.

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the regis-trant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securi-ties being registered, the registrant will, unless in the opinion of its coun-sel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the fi-nal adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  Reference is made to the caption "Investment Adviser" in the prospectus con-stituting Part A of this Registration Statement and "Investment Advisory Serv-ices" in Part B of this Registration Statement.

  Wellington Management Company, LLP, ("Wellington Management") 75 State Street, Boston, Massachusetts, 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan. No partner has any other affilia-tion with the Registrant.

  Wellington Management is an investment adviser registered under the Invest-ment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of Wellington Management, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-159089).

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) None

  (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, Chase Manhattan Bank.

ITEM 31. MANAGEMENT SERVICES

  Other than the Amended and Restated Funds' Service Agreement with The Van-guard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "The Vanguard Group," the Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

  Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVEST-MENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UN-DERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWN OF VALLEY FORGE AND THE COM-MONWEALTH OF PENNSYLVANIA, ON THE 9TH DAY OF APRIL, 1998.

                                          Vanguard/Wellesley Income Fund, Inc.


                                          By:          (signature)
                                              --------------------------------
                                                  (RAYMOND J. KLAPINSKY)

                                                JOHN J. BRENNAN, CHAIRMAN AND
                                                 CHIEF EXECUTIVE OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFEC-TIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOL-LOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED:


             SIGNATURES                        TITLE                 DATE
             ----------                        -----                 ----
By:          (signature)               Senior Chairman of       April 9, 1998
    ---------------------------------   the Board and
       (RAYMOND J. KLAPINSKY)           Director
           JOHN C. BOGLE*

By:          (signature)               Director, Chairman       April 9, 1998
    ---------------------------------   and Chief Executive
       (RAYMOND J. KLAPINSKY)           Officer
          JOHN J. BRENNAN*

By:          (signature)               Director                 April 9, 1998
    ---------------------------------
       (RAYMOND J. KLAPINSKY)
         ROBERT E. CAWTHORN*

By:          (signature)               Director                 April 9, 1998
    ---------------------------------
       (RAYMOND J. KLAPINSKY)
       BARBARA B. HAUPTFUHRER*

By:          (signature)               Director                 April 9, 1998
    ---------------------------------
       (RAYMOND J. KLAPINSKY)
         BRUCE K. MACLAURY*

By:          (signature)               Director                 April 9, 1998
    ---------------------------------
       (RAYMOND J. KLAPINSKY)
         BURTON G. MALKIEL*

By:          (signature)               Director                 April 9, 1998
    ---------------------------------
       (RAYMOND J. KLAPINSKY)
        ALFRED M. RANKIN JR.*

By:          (signature)               Director                 April 9, 1998
    ---------------------------------
       (RAYMOND J. KLAPINSKY)
          JOHN C. SAWHILL*

By:          (signature)               Director                 April 9, 1998
    ---------------------------------
       (RAYMOND J. KLAPINSKY)
        JAMES O. WELCH, JR.*

By:          (signature)               Director                 April 9, 1998
    ---------------------------------
       (RAYMOND J. KLAPINSKY)
         J. LAWRENCE WILSON*

By:          (signature)               Treasurer and            April 9, 1998
    ---------------------------------   Principal Financial
       (RAYMOND J. KLAPINSKY)           Officer and
         RICHARD F. HYLAND*             Accounting Officer

* By Power of Attorney. See File Number 2-14336, January 23, 1990. Incorpo-rated by Reference.

                               INDEX TO EXHIBITS

Consent of Independent Accountants.................................... EX-99.B11
Schedule for Computation of Performance Quotations.................... EX-99.B16
Financial Data Schedule...............................................     EX-27